EXHIBIT 10.27





                        FARMIN & PARTICIPATION AGREEMENT



                                IN RELATION TO: -



                 31 EXPLORATION LICENSES AND 2 PRODUCTION LEASES



                            COVERING 3,042,624 ACRES



                  HELD BY MEMBERS OF THE SAYER GROUP CONSORTIUM



                            IN THE REPUBLIC OF TURKEY



                             DATED 14 NOVEMBER 2002

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                                TABLE OF CONTENTS

                                                                          Page

1.  Definitions and interpretation                                          2

2.  Deposit                                                                 7

3.  Tosun farmin                                                            9

4.  Karakilise farmin                                                       11

5.  Kahta farmin                                                            12

6.  Farmin to other SGC Interests                                           14

7.  Closing of Acquisitions                                                 15

8.  Consents and approvals                                                  17

9.  Conduct and funding of Joint Operations                                 20

10. Representations and warranties                                          27

11. Indemnities and liabilities                                             30

12. Term and termination                                                    30

13. Assignment and encumbrances                                             31

14. Confidentiality                                                         31

15. Taxes                                                                   32

16. Default                                                                 33

17. Notices                                                                 33

18. General                                                                 35


SCHEDULES

Schedule A -Details of SGC Interests

Schedule B - Exploration Licence and Production Lease Costs

Schedule C - Expected Expenses in Tosun Prospect after Drilling of Tosun-1 Well

Schedule D - Expected Expenses in Karakilise Prospect after Drilling of
             Karakilise-1 Well

Schedule E - Form of Deed of Transfer and Assignment to be submitted to GDPA

Schedule F - Tosun Drilling Program

Schedule G - Karakilise Drilling Program and Payment Schedule

Schedule H - Joint Operating Agreement

Schedule I - Tosun Drilling Contract



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THIS AGREEMENT is made on this 14th day of November 2002

BETWEEN:

(1) ALADDIN MIDDLE EAST LTD ('AME'), a corporation organized and existing under the laws of the State of Delaware in the U.S.A., having offices in the city of Ankara and in the city of Wichita, Kansas, which is the designated Operator of all Sayer Group Consortium Exploration Licences and Production Leases in Turkey, ERSAN PETROL SANAYII A.S. ('ERSAN'), a corporation existing under the laws of the Republic of Turkey, having its head office in the city of Ankara, TRANSMEDITERRANEAN OIL COMPANY LTD. ('TMO'), a corporation existing under the laws of the British Columbia, Canada, having head office in the city of Vancouver, Canada, GUNEY YILDIZI PETROL URETIM SONDAJ MUTEAHHITLIK VE TICARET A.S. ('GYP'), a corporation existing under the laws of the Republic of Turkey, having head office in the city of Adiyaman (hereinafter collectively referred to as the SAYER GROUP CONSORTIUM ('SGC')); and

(2) AVENUE ENERGY INC., a corporation organized and existing under the laws of the State of Delaware in the U.S.A., having offices at Sherman Oaks, CA, USA at 15303 Ventura Blvd., 9th Fl. Sherman Oaks, CA, USA and in Australia at 34-36 Punt Road, Windsor, Melbourne, Australia, (hereinafter referred to as 'AVENUE'); and

(3) IT TECHNOLOGY INC., a corporation organized and existing under the laws of the State of Delaware in the U.S.A., having offices at Sherman Oaks, CA, USA at 15303 Ventura Blvd., 9th Fl. Sherman Oaks, CA, USA and in Australia at 34-36 Punt Road, Windsor, Melbourne, Australia, (hereinafter referred to as 'ITTE'); and

(4) MIDDLE EAST PETROLEUM SERVICES LIMITED a corporation organized and existing under the laws of the Isle of Man, United Kingdom, having its registered office at Norton House, Farrants Way, Castletown, Isle of Man, 1M9 1NR, British Isles and its representative office at Level 1, 160 Elizabeth Street, Hobart 7000, Tasmania, Australia (hereinafter referred to as 'MEPS').

RECITALS:

(A) MEPS is the exclusive agent for SGC with respect to all current Exploration Licenses and Production Leases held by SGC in the Republic of Turkey in which SGC, under a verbal agreement with MEPS (the 'SGC/MEPS AGENCY AGREEMENT'), has authorized MEPS to seek partners.

(B) MEPS is the exclusive agent for SGC with respect to all future Applications to be made by SGC in the Republic of Turkey, except for Applications for Exploration Licenses and Production Leases over areas (together the 'EXCLUDED AREAS') situated within three kilometres of the boundary any of the areas covered by Production Lease Nos. ARI/AME - TMO/3170-3215, Petroleum District XII Gaziantep (Zeynel and Nemrut Fields) or Production Lease Nos. IR/EPS/723 and 724, Petroleum District XIV Adana (Bulgurdag Field) and Applications relating to areas covered by the Excluded Interests.

(C) MEPS has introduced Avenue to SGC and has assisted those Parties in reaching agreement on the commercial terms embodied in this Agreement.

(D) SGC between them own and control 100% of Exploration License AR/AME-EPS/3462 in Petroleum District XII - Gaziantep, in the Republic of Turkey covering an areas of 3,278 hectares (the 'TOSUN LICENSE').

(E) SGC between them own and control a 100% interest in the Exploration Licenses AR/AME-EPS/2674, 2677 and 2678 in Petroleum District XI - Diyarbakir, in the Republic of Turkey covering areas of 48,265 hectares, 49,775 hectares and 29,903 hectares, respectively (collectively the 'KARAKILISE LICENSE').

(F) Avenue wishes to have, and SGC have agreed to grant to Avenue, the right to participate in the Tosun Licence, the Karakilise Licence and all of the other Exploration Licenses and Production Leases as set out in Schedule 'A' hereto (but, in the case of the Kahta Lease, in relation to the Avenue Kahta Wells only).

(G) Avenue wishes to have, and SGC have agreed to grant to Avenue, the right to participate in all of the Exploration License Applications to be made by any of the SGC or their Affiliates (excluding those Exploration Licenses that may be applied for by SGC in relation to the Excluded Areas) in the period of 24 months from the date of the execution of this Agreement (the 'FUTURE LICENCE APPLICATIONS').

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(H)        In order for Avenue to participate in all or any of the Exploration
           Licenses and Production Leases set out in Schedule 'A', and to participate in the Future License Applications, Avenue must have completed the Acquisition of a 45% Participating Interest in the Tosun Licence and have elected to acquire a 45% Participating Interest in the Karakilise Licence and to participate in the drilling of the Karakilise-1 Well pursuant to the terms of this Agreement.

(I) In consideration of MEPS having facilitated the arrangements provided for in this Agreement, SGC have agreed to transfer to MEPS or its Nominated Affiliate, contemporaneously with and subject to closing of the Acquisition by Avenue or its Nominated Affiliate of a Participating Interest in an SGC Interest, a 10% Participating Interest in that SGC Interest, as more particularly set out below.

(J)        ITTE is executing this Agreement for the purposes of clause 8.1(b).

NOW, THEREFORE, for and in consideration of the terms, conditions and covenants herein set forth, the Parties agree as follows:

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

           In this Agreement:

           ACQUISITION means the acquisition by Avenue or its Nominated Affiliate of a 45% Participating Interest in an SGC Interest, as contemplated by this Agreement.

           AFFILIATE means, with respect to any Person, any other Person that
           (a) owns or controls the first Person, (b) is owned or controlled by the first Person, or (c) is under common ownership or control with the first Person, where 'own' means a direct or indirect ownership of more than 50% of the equity interests or rights to distributions on account of equity of the Person and 'control' means the direct or indirect power to direct the management or policies of the Person, whether through the ownership of voting securities, by contract, or otherwise.

           APPLICATION means an application for an Exploration Licence or Production Lease made under and in accordance with the Petroleum Law.

           AVENUE KAHTA WELLS has the meaning specified in clause 5.4(a).

           BUSINESS DAY means any day (not being a Saturday, Sunday or public holiday), on which banks are open for the commercial business in both Ankara, Republic of Turkey and New York, New York, USA.

           COMMERCIAL DISCOVERY means a discovery of hydrocarbons which the Operating Committee under the applicable Joint Operating Agreement determine, in accordance with that Joint Operating Agreement, is economically feasible for development.

           COMMUNICATION has the meaning specified in clause 17.1.

           DEPOSIT has the meaning specified in clause 2.1.

           ENCUMBRANCE means a lien, claim, encumbrance, security interest, option, charge or restriction of any kind, but excludes the ERSAN Royalty Interest and (in relation to the Gercus Licence) the Gercus Royalty Interest.

           ERSAN ROYALTY INTEREST means the right of ERSAN to a 2.5% overriding royalty interest in petroleum produced from the Exploration Licences and Production Lease listed in Schedule 'A' (other than the Gercus Licence).

           ERSAN ROYALTY AGREEMENT the agreement between the SCG members holding interests in the subject Exploration License and Production Leases and ERSAN, under which ERSAN is granted the ERSAN Royalty Interest.

           EXCLUDED AREAS has the meaning specified in recital (B).

           EXCLUDED INTERESTS means the Exploration Licenses and Production Leases presently held by SGC (or any of them) and not listed in Schedule A, being:

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           (a)       Zeynel & Nemrut Fields: Petroleum District XII Gaziantep,
                     Production Lease No: ARI/AME-TMO/3170-3215;

           (b) South Mardin: Petroleum District XI, Diyarbakir, Exploration Licenses No: AR/AME-SEC/ 3730, 3731, 3732, 3733, 3763, 3764, 3765, 3766 and 3767; and

           (c) Bulgurdao Field: Petroleum District XIV Adana, Production Lease No: IR/EPS/723 & 724.

           EXPLORATION LICENCE means a licence issued under the Petroleum Law and conferring on the holder the rights set out in Article 50 of the Petroleum Law.

           FUTURE LICENCE APPLICATIONS has the meaning specified in recital G.

           GDPA means the General Director of Petroleum Affairs of the Republic of Turkey, or the holder from time to time of any successor or additional governmental office the consent of whom is required under the Petroleum Law (or any regulations or other subordinate legislation issued pursuant to or under authority of the Petroleum
           Law) in relation to the registration of a Petroleum Rights Holder and the transfer of an interest in an Exploration Licence or a Production Lease.

           GERCUS LICENCE has the meaning specified in clause 9.2(a)(vi).

           GERCUS ROYALTY INTEREST has the meaning specified in clause
9.2(a)(vi).

           JOINT OPERATING AGREEMENT means an agreement between the Participants in respect of any one or more SGC Interests relating to the conduct of the Joint Operations in relation to and the ownership of those SGC Interests.

           JOINT OPERATING EXPENSES means all of the expenses incurred by the Operator and/or the Participants (or any of them) in connection with the Joint Operations, including in respect of geological, geophysical, engineering and other studies, Exploration License fees and rentals, seismic, landsat or other studies, drilling, workover and development, pipelines tank farms and any other capital costs, to the extent those expenses are properly borne by or chargeable to the Participants in the relevant Joint Operations (or any of them) under the terms of this Agreement or the applicable Joint Operating Agreement.

           JOINT OPERATIONS means, in relation to any SGC Interest, all operations conducted by, for or on behalf of the Participants in that SGC Interest and in accordance with this Agreement and (when in effect) the Joint Operating Agreement, or any development program and budget plan thereunder.

           KAHTA LEASE has the meaning specified in clause 5.1(a).

           KAHTA OPTION means the Option granted under clause 5.

           KARAKILISE DRILLING PROGRAM means the programme of work to be undertaken by AME as drilling contractor in respect of the Karakilise 1 Well, as set out in Part A of Schedule G.

           KARAKILISE LICENCE has the meaning specified in recital E.

           KARAKILISE OPTION means the Option granted under clause 4.

           KARAKILISE PAYMENT SCHEDULE means the schedule of payments by Avenue or its nominated Affiliate in relation to the Karakilise Drilling Program set out in Part B of Schedule G.

           KARAKILISE-1 WELL means the well the subject of the Karakilise Drilling Program.

           NET PRE-TAX REVENUE means sales receipts (net of witholdings and deductions at source and excluding VAT (if any), but before income or corporate tax calculated and chargeable by reference to individual participants), less:

           (a) royalties and similar payments made or due to the Government or under the ERSAN Royalty Interest or the Gercus Royalty Interest in respect of such sales or related production; and

           (b) operating costs incurred by the Operator and/or the relevant Participants (or any of them) in connection with the production of those receipts (as determined in accordance with the applicable Joint Operating Agreement, but including production and transportation charges,

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                     commissions, salaries, fees and expenses chargeable to the joint account of the relevant Participants).

           NOMINATED AFFILIATE means, in relation to a Party, any Affiliate of that Party designated by notice from that Party to the other Parties as the Person to whom, at closing of an Acquisition, the relevant Participating Interest is to be transferred, or on behalf of whom its is to be held by AME, pursuant to this Agreement.

           OPERATOR means the operator of the Joint Operations on behalf of the Participants (subject to the provisions of the applicable Joint Operating Agreements, the Operator shall be AME).

           OPTION means each of the options granted to Avenue under clauses 4, 5 and 6, excluding any such option which has lapsed.

           PARTICIPANTS means, in relation to a particular SGC Interest:

           (a) in the period from the execution of this Agreement to closing of the Acquisition of that SGC Interest:

                                (i) the Parties shown in Schedule 'A' as the holders of that SGC Interest in the 'Pre Farmin' period; or

                                (ii) if that SGC Interests is not listed in Schedule 'A', the Parties who are the holders of that SGC Interest at the at the time it is first granted; and

           (b) following closing of the Acquisition of in relation to that SGC
               Interest:

                                (i) the Parties shown in Schedule 'A' as the holders that SGC Interest in the 'Post Farmin' period; or

                                (ii) if that SGC Interest is not listed in Schedule 'A', Avenue and each of the other Parties which is the holder of a Participating Interest in that SGC Interest immediately following closing of that Acquisition, and their respective successors and permitted assigns as holders of the relevant SGC Interests.

           PARTICIPATING INTEREST means, in relation to an SGC Interest, an undivided interest (expressed as a percentage) in that SGC Interest, and in all rights, interests, obligations and liabilities attaching thereto or arising from the conduct of the Joint Operation in relation to that SGC Interest (including geological and geophysical data resulting from such Joint Operations and all wells resulting from such Joint Operations).

           PARTY or PARTIES means any party to this Agreement or all of them, as the context requires, and includes their respective successors and permitted assigns.

           PERSON includes any individual, corporation, company, partnership (general or limited), business trust, or other governmental or non-governmental entity or association.

           PETROLEUM LAW means Petroleum Law No.6326 of the Republic of Turkey, as amended from time to time (including by Laws No. 6558, 6987, 1702, 2217 and 2208), and the Petroleum Regulations promulgated thereafter under Government Decree 89/14111 published with the Official Gazette on July 17th 1989 issue no: 20224 as amended from time to time.

           PETROLEUM RIGHT HOLDER means a Person registered under and in accordance with the Petroleum Law as a petroleum right holder.

           PRODUCTION LEASE means a lease issued under the Petroleum Law and conferring on the holder the rights set out in Article 60 of the Petroleum Law.

           SGC INTERESTS means each of:

           (a) the Tosun Licence;

           (b) the Karakilise Licence;

           (c) the Kahta Lease (in relation to the Avenue Kahta Wells);

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           (d) each of the other Exploration Licences and Production Leases listed in Schedule 'A'; and

           (e) the Exploration Licences issued pursuant to the Future Licence Applications.

           SGC PARTICIPANTS means, in relation to an SGC Interest, each of the Participants which is a member of SGC.

           SUNK COSTS means, in relation to an SGC Interest, the contributions made by a Participant on or after the date of this Agreement and in accordance with this Agreement or the applicable Joint Operating Agreement towards the Joint Operating Expenses incurred in relation to that SGC Interest or other expenses charged to the joint account of the Participants in that SGC Interest (including Withholding Tax), provided that:

           (a) Avenue or, as applicable, its Nominated Affiliate shall be entitled to claim and, in accordance with clause 9.3(d) and, if applicable, clause 5.5(c), recover:

                     (i) the full amounts paid pursuant to clauses 3, 4 and 9.3(c) as 'Sunk Costs' relating to the respective SGC Interest to which such payments relate; and

                     (ii) as a 'Sunk Costs' relating to any SGC Interests in respect of which a Commercial Discovery has been made (but without double counting), all stamp tax (including any related penalty for late payment) paid by it under or in respect of this Agreement or the transactions contemplated herein, all fees, costs or expenses paid under its representation and consulting agreement with Mr O.Sayer relating to the activities contemplated in this Agreement and all fees and expenses paid by the legal advisers to Avenue and IT Technology Inc in relation to the negotiation, preparation and execution of this Agreement and the consummation and closing of the transactions provided for herein; and

           (b) each SGC Participant in the Tosun Licence and the Karakilise Licence may similarly claim and, in accordance with clause 9.3(d), recover as 'Sunk Costs' its contributions to the Joint Operating Expenses incurred in relation to the drilling and other operations and works carried out in relation to the Tosun-1 Well or the Karakilise-1 Well on the basis that, unless otherwise agreed by the Parties and solely for the purposes of clause
                     9.3 and the corresponding provisions of the applicable Joint Operating Agreement, the amount of such contributions shall be deemed in the aggregate to equal the amount of the Sunk Costs claimed and recoverable by Avenue or its Nominated Affiliate in relation to those operations and works.

           TOSUN ACQUISITION means closing of the payments and transactions to be made, delivered or otherwise performed pursuant to clause 7.2 and, if applicable, clause 8.2(a), in relation to the Tosun Licence.

           TOSUN CLOSING DATE means the date of closing of the Tosun Acquisition in accordance with clause 7.2 and, if applicable, clause 8.2(a).

           TOSUN DRILLING CONTRACT means the agreement dated on or about the date of this agreement between AME, in its capacity as drilling contractor, of the one part, and AME, in its capacity as Operator on behalf of the Participants in the Tosun Licence, of the other part, relating to the drilling of the Tosun-1 Well, in the form of Schedule I.

           TOSUN DRILLING PROGRAM means the programme of work to be undertaken by AME as drilling contractor in respect of the Tosun 1 Well, as set out in Schedule F.

           TOSUN JOA means the Joint Operating Agreement relating to the Tosun Licence to be entered into by Avenue, AME, Ersan and MEPS pursuant to clauses 7.2(c) and 9.1(a).

           TOSUN LICENCE has the meaning specified in recital D.

           TOSUN 1 WELL means the well the subject of the Tosun Drilling
           Contract.

           UNITED STATES and US means the United States of America.

           VAT means value added tax applicable to the provision of goods and services according to the Value Added Tax Law No. 3065 published in the Turkish Official Gazette No. 18563 dated 2 November 1984 and the Counsel of Ministers' Decrees issued under the same Law.

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           WITHHOLDING TAX means the withholding from the petroleum exploration and production revenues in accordance with Council of Ministers Decree No. 93/5147 published in the Turkish Official Gazette No. 21805(R) dated 30 December 1993 as may be amended and any other withholding that may be applicable to this Agreement or the Joint Operating Agreement, the activities and payments thereunder or hereunder or the parties hereto or thereto.

1.2      INTERPRETATION

           In this Agreement, unless otherwise specified:

                     (a) references to clauses or Schedules are to clauses of or Schedules to this Agreement;

                     (b) headings are inserted for convenience only and shall not affect the construction of this Agreement;

                     (c) references to any gender include all others if applicable in the context;

                     (d) all uses of include or including mean without limitation;

                     (e) references to a contract, agreement, or other document mean that contract, agreement, or document as amended, modified, or supplemented, if applicable, from time to time;

                     (f) a reference to any statute or statutory provision shall be construed as a reference to the same as it may have been, from time to time, amended, modified or re-enacted;

                     (g) references to times of the day or a day are to the time or (as the case may be) day in the State of California, USA;

                     (h) headings of clauses and Schedules are for convenience only and do not affect the interpretation of this Agreement;

                     (i) where an obligation is expressed to be assumed by more than one Party, those Parties shall be liable jointly and severally in respect of that obligation;

           (j) an Option shall be taken to have 'lapsed' if the final date permitted under the terms of this Agreement for exercise of that Option has passed and the Option has not been exercised in accordance with this Agreement;

           (k) references to Avenue taking or having taken any action, or making or having made any payment, in relation to or to its interest in an SGC Interest shall, where Avenue has notified a Nominated Affiliate in relation to that SGC Interest, be taken to refer to that Nominated Affiliate; and

           (l) references to an Exploration Licence include any Production Lease granted to or at the request of the holders of that Exploration Licence pursuant to the terms of that Exploration Licence or the Petroleum Law (as applicable to that Exploration Licence or the holders thereof).

2.       DEPOSIT

2.1      PAYMENT OF DEPOSIT

           Avenue shall, not later than two Business Days after (and excluding) the date of satisfaction of the condition in clause 2.4, pay to AME the sum of US$250,000 (the 'DEPOSIT'). The Deposit shall be applied by AME in accordance with clause 3.2 and shall be irrecoverable by Avenue, except as provided in clause 2.2.

2.2      RECOVERY OF DEPOSIT

           AME shall immediately repay to Avenue, in US Dollars to an account in New York, New York, USA the details of which are notified to AME by Avenue, and without set-off, withholding or deduction, the full amount of the Deposit, if:

           (a)       this Agreement is terminated by Avenue pursuant to clause
                     7.4(c);

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           (b)       this Agreement terminates pursuant to clause 3.3(d) in
                     circumstances where a Party or Parties other than Avenue is in material breach of its obligations under this Agreement (including a breach of the representations and warranties in clause 10); or

           (c) the terms of a Joint Operating Agreement have not been settled pursuant to clause 9.1 and Avenue terminates this Agreement pursuant to clause 9.1(b).

2.3        TERMINATION FOR FAILURE TO PAY DEPOSIT

           At any time while Avenue is in breach of clause 2.1 (other than due to a banking error corrected within 2 Business Days), AME may terminate this Agreement with immediate effect by giving notice of termination to Avenue and MEPS. Avenue shall have no liability to any other Party for failure to pay the Deposit or arising out of the termination of this Agreement by reason of such a failure.

2.4      CONDITIONS PRECEDENT

           (a) The respective rights and obligations of the Parties under this Agreement (other than clause 2.4(b)), are subject to the conditions that:

                     (i) Avenue shall have:

                                (A)       notified AME that the respective
                                          boards of directors of Avenue and ITTE
                                          have duly approved and authorised the
                                          entering into and performance of this
                                          Agreement by Avenue and ITTE; and

                                (B) delivered to AME a copy of the board resolutions evidencing the matters confirmed by the notice (if any) given under clause 2.4(a)(i)(A); and

                     (ii) each of the Parties other than Avenue shall have
                          delivered to Avenue:

                                (A) a copy of its current memorandum of association, articles of association, articles of incorporation and/or by-laws, as applicable;

                                (B)       (in the case of ERSAN, TMO and GYP
                                          only) the notarised signature circular
                                          of the relevant company, confirming
                                          the persons authorised to sign this
                                          Agreement for and on behalf of that
                                          company, and the number of signatures
                                          required; and

                                (C) a copy of the resolution of the board of directors of that company approving the entry into and performance of this Agreement by that company.

           (b) Each Party severally agrees to use its best endeavours to satisfy the conditions in clause 2.4(a) applicable to it, as soon as possible and in any event by not later than the time referred to in clause 2.4(c). However, it is recognised that satisfaction of the condition in clause 2.4(a)(i)(A), and consequently (B), is subject to the discretion of the directors of Avenue and ITTE, which discretion cannot be and is not fettered by this clause 2.4(b).

           (c) If any of the conditions in clause 2.4(a) is not satisfied or, in the case of the conditions in clause 2.4(a)(ii), waived by Avenue, by 5pm on the earlier of the fifth Business Day after (and excluding) the date of this Agreement and 19 November 2002, this Agreement shall terminate forthwith, and no Party shall have any further rights or obligations under this Agreement.

3.       TOSUN FARMIN

3.1      ACQUISITION OF INTEREST

           In consideration of the payment of US$1 to each of AME and ERSAN (the receipt and sufficiency of which AME and ERSAN hereby acknowledge) and subject to the terms and conditions of this Agreement, AME and ERSAN (each as to a 22.5% Participating Interest) agree to transfer and assign to Avenue (or its Nominated Affiliate, if so requested by Avenue), and Avenue agrees to accept (or procure that its Nominated Affiliate accepts), free and clear of Encumbrances, an aggregate 45% Participating Interest in the Tosun Licence.

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3.2        FARMIN PAYMENTS

           Avenue (or its Nominated Affiliate, as the case may be) shall pay to AME, as a fixed and final price for its share of the dry-hole costs associated with the drilling of the Tosun-1 Well (inclusive of all taxes (other than Withholding Tax) and other costs and expenses of any kind), the sum of US$2,500,000, payable as follows:

           (a) US$250,000 by way of payment of the Deposit in accordance with clause 2.1;

           (b) a further US$1,250,000 at closing of the Tosun Acquisition (as specified in clause );

           (c) a further US$750,000, on or prior to 20 January 2003, provided that drilling of the Tosun-1 Well is proceeding in accordance with the Tosun Drilling Contract; and

           (d) US$250,000 within 5 Business Days after the Tosun Well has reached a depth of not less than the 'Agreement Depth' specified in the Tosun Drilling Contract, as notified by AME to Avenue.

3.3      CONDITION PRECEDENT

           (a) The respective rights and obligations of the Parties under clauses 3.1, 3.2 and 3.4 are subject to the condition that Avenue shall have notified AME that it has raised or received funding or irrevocable and unconditional funding commitments in respect of its obligations under this clause 3 sufficient in the aggregate to enable Avenue to make when due each of the payments specified in clause 3.2 and clause 3.4.

           (b) Avenue shall use reasonable endeavours to secure the funding and funding commitments referred to in clause 3.3(a) as soon as practicable after the date of this Agreement. Avenue agrees that of the first US$3,000,000 in new capital raised by Avenue after the date of this Agreement, not less than 80% shall be deemed to be available for the purposes of clause 3.3(a).

           (c) In the spirit of cooperation, Avenue shall notify AME as the Operator of the Tosun License, at the earliest time practicable, that either:

                     (i) it will not be able to raise the funding and funding commitments referred to in clause 3.3(a) by 20 December 2002; or

                     (ii) that the condition in clause 3.3(a) is satisfied, in which case the relevant Parties shall proceed to closing in accordance with clause 7.

           (d) If the condition in clause 3.3(a) is not satisfied by 5pm on 20 December 2002, or Avenue notifies AME as set out in clause 3.3(c)(i), then Avenue shall have no further rights or obligations under this clause 3 (other than as stated in clause 3.3(e)) or clauses 4, 5 or 6 of this Agreement.

           (e) If the rights and obligations of Avenue under the other provisions of this clause 3 and clauses 4, 5 and 6 terminate as provided in clause 3.3(d), then, notwithstanding any other provision of this Agreement to the contrary, from the date of such termination until the Tosun Licence terminates without being replaced by a Production Lease or, if earlier, the date of termination of the rights and obligations of Avenue or its Nominated Affiliate under this clause 3.3(a) in accordance with clause 3.3(e)(i)(C), AME shall hold in trust for Avenue or its Nominated Affiliate, and under the terms of clause 8.3(a) to (e) (both inclusive), a 4.5% Participating Interest in the Tosun Licence. In relation to such Participating Interest and related arrangements:

                     (i) AME shall ensure that Avenue or its Nominated Affiliate receives on a timely basis:

                                (A)       copies of all correspondence or
                                          written communications with the
                                          Government in relation to the Tosun
                                          Licence or related activities, full
                                          minutes of all meetings of the other
                                          Participants in the Tosun Licence (or
                                          there representatives) relating to the
                                          Joint Operations on the Tosun Licence,
                                          and all other information that it
                                          would be entitled to receive or access
                                          as the holder of a 'Percentage
                                          Interest' in the Tosun Licence under
                                          the terms of the form of Joint
                                          Operating Agreement attached as
                                          Schedule H;

                                (B)       4.5% of the Net Pre-tax Revenue
                                          derived by the Operator or the
                                          Participants from the Joint Operations
                                          associated with the Tosun Licence
                                          (including the sale of crude oil); and

                                (C)       a copy of all periodic work,
                                          development or production programs and
                                          related budgets approved by the
                                          Participants in the Tosun-1 Well at
                                          least 45 days in advance of their
                                          taking effect, whereupon it shall have
                                          the right, by notice to AME given at
                                          any time prior to the program and
                                          budget taking effect, to terminate its
                                          rights and obligations under this
                                          clause 3.3(e), without prejudice to
                                          obligations and liabilities accrued
                                          in, or in relation to, the period
                                          prior to such termination;

                     (ii) Avenue or its Nominated Affiliate shall be responsible for 4.5% of the Joint Operating Expenses properly incurred after the date of this Agreement in relation to the Tosun Licence:

                                (A)       in accordance with any program and
                                          budget delivered to it under (C)
                                          above; or

                                (B)       outside such a program and budget,
                                          provided that the Joint Operating
                                          Expenses to which it must contribute
                                          under this sub-paragraph (B) were not
                                          foreseen at the time the budget was
                                          set for the relevant period and the
                                          total amount of such Joint Operating
                                          Expenses shall not exceed US$50,000 in
                                          any month or US$200,000 in any year;
                                          and

                     (iii) Avenue or (as applicable) its Nominated Affiliate shall not be entitled to vote its Participating Interest in the Tosun Licence or attend meetings of the operating committee.

3.4      OBLIGATIONS AT DISCOVERY

           In the event of a discovery of hydrocarbons in the Tosun-1 Well which AME and Avenue, acting reasonably, agree merits further appraisal, AME shall, as contractor for the Participants in the Tosun Licence and in accordance with the Tosun Drilling Program, undertake all requisite logging, running of a completion string, cementing and perforating at the Tosun-1 Well. The aggregate amount which AME may invoice or otherwise charge to the Participants in the Tosun Licence in respect of such works shall not exceed US$500,000 (of which Avenue's share, in accordance with clause 9.3, is 50% or US$250,000).

4.       KARAKILISE FARMIN

4.1      GRANT OF KARAKILISE OPTION

           In consideration of the payment of US$1 to each of AME and ERSAN (the receipt and sufficiency of which AME and ERSAN hereby acknowledge) and subject to the terms and conditions of this Agreement, AME and ERSAN hereby grant to Avenue the option to acquire, free from Encumbrances, a 45% Participating Interest in the Karakilise Licence, provided that Avenue shall not be entitled to exercise this option unless and until the condition precedent in clause 3.3(a) has been satisfied.

4.2      EXERCISE OF THE KARAKILISE OPTION

           Exercise of the Karakilise Option shall be effected by the giving to AME of a written notice signed by or on behalf of Avenue stating that it is exercising the Karakilise Option. No such notice shall be effective unless given on or before the later of:

           (a) the day that is 60 days prior to the proposed date for spudding of the Karakilise-1 Well, as advised by AME to Avenue by the giving of not less than 90 days' prior notice; and

           (b)       20 December 2002.

           AME anticipates and shall use reasonable endeavours to procure that spudding of the Karakilise-1 Well shall occur no later than 15 May 2003. Unless Avenue agrees otherwise (such agreement not to be unreasonably withheld), AME agrees that spudding of the Karakilise-1 Well shall occur no earlier than 15 February 2003.

4.3      FAILURE TO EXERCISE KARAKILISE OPTION

           If the Karakilise Option has not been exercised by midnight on the final date permitted under clause 4.2, the Karakilise Option and the Option granted under clause 6 below shall lapse forthwith.

4.4        PAYMENTS AT CLOSING OF KARAKILISE OPTION

           No amount shall be payable by Avenue at closing of the Kahta Option. However, following and subject to closing, Avenue (or its Nominated Affiliate, as the case may be) shall be liable to pay to AME, as a fixed and final price for its share of the dry-hole costs associated with the drilling of the Karakilise -1 Well (inclusive of all taxes (other than Withholding Tax) and other costs and expenses of any kind), the sum of US$2,000,000, payable in the instalments and at the time specified in the Karakilise Payment Schedule.

4.5      OBLIGATIONS AT DISCOVERY

           In the event that, following the exercise and closing of the Karakilise Option, a discovery of hydrocarbons is made in relation to the Karakilise-1 Well which AME and Avenue, acting reasonably, agree merits further appraisal, AME shall, as contractor for the Participants in the Karakilise Licence and in accordance with the Karakilise Drilling Program, undertake all requisite logging, running of a completion string, cementing and perforating at the Karakilise-1 Well. The aggregate amount which AME may invoice or otherwise charge to the Participants in the Karakilise Licence in respect of such works shall not exceed US$500,000, of which Avenue's share, in accordance with clause 9.3, is 50% or US$250,000.

4.6      JOINT OPERATING AGREEMENT

           As provided in clause 9.1(c), the Tosun JOA shall be amended so as to apply also to the Karakilise Licence and related Joint Operations.

5.       KAHTA FARMIN

5.1      GRANT OF KAHTA OPTION

                     (a) AME owns and controls a 100% interest in the Production Lease IR/EPS/658 in Petroleum District XII - Gaziantep (the 'KAHTA LEASE'), covering an area of 7,060 hectares (hereinafter referred to as the 'KAHTA FIELD').

                     (b) In consideration of the payment of US$1 to AME (the receipt and sufficiency of which AME hereby acknowledges) and subject to the terms and conditions of this Agreement, AME hereby grants to Avenue the option to acquire a 45% Participating Interest in the Avenue Kahta Wells (as defined below) and, subject to clause 5.1(c), an undivided 45% Participating Interest in the Kahta Lease.

                     (c) Notwithstanding clause 5.1(b) or any other provision of this Agreement, except as expressly provided in this clause 5 or clause 6.5(a), Avenue or (as applicable) its Nominated Affiliate shall not, by virtue of this Agreement or its holding of a 45% Participating Interest in the Kahta Lease:

                                 (i)        have any rights in respect of the
                                            production from any wells on the
                                            Kahta Lease other than the Avenue
                                            Kahta Wells, or to any plant or
                                            equipment situated on the Kahta
                                            Lease (except for plant and
                                            equipment used exclusively in
                                            relation to the Avenue Kahta Wells);
                                            or

                                 (ii)       be required to contribute to the
                                            costs of or arising from any
                                            activities on the Kahta Lease, or to
                                            the rentals and other lease payments
                                            due under the Petroleum Law or the
                                            Kahta Lease,

                     and AME shall indemnify and hold harmless Avenue or its Nominated Affiliate from and against any and all such costs, and all other liabilities arising as holder of an interest in the Kahta Lease.

5.2      EXERCISE OF THE KAHTA OPTION

           (a) Avenue shall not be entitled to exercise the Kahta Option unless and until the condition in clause 3.3(a) has been satisfied.

           (b) Exercise of the Kahta Option shall be effected by the giving to AME of a written notice signed by or on behalf of Avenue stating that it is exercising the Kahta Option. No such notice shall be effective unless given on or before the day that is 60 days after the completion or permanent or indefinite abandonment of the Tosun-1 Well (as notified by AME to Avenue).

           (c) Clauses 5.3 to 5.6 below apply from closing of the Kahta Option (but not otherwise).

5.3      PAYMENTS AT CLOSING OF KAHTA OPTION

           No amount shall be payable by Avenue at closing of the Kahta Option.

5.4        WORKOVER AND DRILLING OF AVENUE KAHTA WELLS

           (a) At any time and from time to time in the period of 24 months following the date of this Agreement (or until termination of this Agreement, if earlier), Avenue shall have the right to require AME to workover up to 5 existing wells on the Kahta Field and drill up to 3 new wells on the Kahta Field or other prospects of its choice in the Kahta Lease (hereinafter referred to as the 'AVENUE KAHTA WELLS').

           (b) AME shall conduct the workover operations on the Avenue Kahta Wells at a fixed turnkey price of US$150,000 per well (including any applicable VAT).

           (c) AME shall conduct drilling operations at a fixed turnkey cost of US$400,000 per well (exclusive of any applicable VAT, which shall be satisfied by an allocation of crude oil from production).

           (d) Avenue shall pay 100% of the costs of such workover and drilling operations 30 days before commencement of such operations.

5.5      PRODUCTION

           (a) AME shall, at its own cost, but subject to paragraph (b) below, ensure that upon completion of the workover operations or drilling operations, as the case may be, unless Avenue directs otherwise, it shall immediately put such wells on production and shall arrange for the sale, transportation and delivery of such production at the prevailing price for Kahta Crude.

           (b) AME shall charge a turnkey operating cost of US$2.0 per barrel and a turnkey trucking cost of US$1.0 per barrel for each barrel produced and sold from such Avenue Kahta Wells. No other fees, commissions, expenses, costs or other charges shall be payable by Avenue, or deducted from revenues, in respect of the matters to be arranged by AME pursuant to clause 5.5(a), all of which charges shall be the responsibility of AME.

           (c) Subject to paragraph (d), the Net Pre-tax Revenue derived from production from the Avenue Kahta Wells shall accrue in the following proportions:

                       AME                           45%

                       Avenue                        45%

                       MEPS                          10%

           (d) At any time when the cumulative amounts received by Avenue or its Nominated Affiliate under sub-paragraph (i) below is less than the total amount paid by Avenue or its Nominated Affiliate under clause 5.4(d) plus the Sunk Costs of Avenue or its Nominated Affiliate in relation to such of the Tosun-1 Well and the Karakilise-1 Well in respect of which a Commercial Discovery has not been made:

                     (i) fifty percent (50%) of the Net Pre-tax Revenue otherwise payable to MEPS under clause 5.5(c) and 100% of the Net Pre-Tax Revenue otherwise payable to AME under 5.5(c) shall instead be payable to Avenue or its Nominated Affiliate by way of recovery of the amounts paid under clause 5.4(d) and the Sunk Costs referred to above; and

                     (ii) Avenue shall be entitled to receive a further forty five percent (45%), and MEPS shall be entitled to receive the remaining five percent (5%), of the Net Pre-tax Revenue derived from production from the Avenue Kahta Wells.

           (e) For the purposes of clause 5.5(d), the application of Net Pre-tax Revenue against payments under clause 5.4(d) or Sunk Costs shall be made in US$, with:

                     (i) any receipts and operating costs used to calculate such
                         Net Pre-Tax Revenue; and

                     (ii) any such Sunk Costs,

                     which are denominated other than in US$ being notionally converted into US$ at the spot rate of exchange (from the currency of denomination to US$) quoted in "The Wall Street Journal" (or, in the absence of such a quotation, in such other publication as Avenue acting reasonable shall select) for the Business Day next following the date the same are received or, as applicable, incurred (or, if such a rate of exchange is not quoted on the relevant Business Day, on the nearest earlier date upon which such a rate of exchange is so available).

5.6      JOINT OPERATING AGREEMENT

           The accounting procedures in the Tosun JOA and, to the extent not inconsistent with the foregoing provisions of this clause 5, the other provisions of the Tosun JOA shall apply to the Joint Operations for the Avenue Kahta Wells.

6.       FARMIN TO OTHER SGC INTERESTS

6.1      GRANT OF OPTION

           In consideration of US$1 (the receipt and sufficiency of which SGC hereby acknowledge) and subject to the terms and conditions of this Agreement, the SGC Participants in relation to the relevant SGC Interests hereby grant to Avenue the option to acquire, free from Encumbrances, a 45% Participating Interest in all (but not some only) of the Exploration Licences and Production Leases identified in Schedule 'A' other than the Tosun Licence, the Karakilise Licence and the Kahta Lease.

6.2      EXERCISE OF OPTION

           (a) Avenue shall not be entitled to exercise the Option granted under clause 6.1 unless and until it has exercised the Karakilise Option in accordance with clause 4.2, or after the date which is 60 days after the completion or permanent or indefinite abandonment of the Karakilise-1 Well.

           (b) Exercise of the Option granted under clause 6.1 shall be effected by the giving to AME of a written notice signed by or on behalf of Avenue stating that Avenue is exercising that Option.

6.3      NEW LICENCE AND LEASE APPLICATIONS

           (a) During the period of 24 months from the date of this Agreement (but not after termination of this Agreement):

                     (i) Avenue shall not, make any Exploration License or Production Lease Applications in the Republic of Turkey including Territorial Waters, other than through AME; and

                     (ii) Avenue shall have the right to request AME to make such Exploration License or Lease Applications as Avenue may require, and AME shall comply with such request, but AME shall be under no obligation to participate with Avenue in such Applications.

           (b) If, at any time while Avenue or its Nominated Affiliate is the holder of an interest in an Exploration Licence or a Production Lease (or has such interest held on its behalf under the terms of clause 8.3) together with any one or more of the members of SGC or their respective Affiliates, any one or more of the members of SGC, or an Affiliate of a member of SGC, (whether alone or together with any other party or parties) makes or intends to make an Application for the grant of a new Exploration Licence, other than an Exploration Licence over the Excluded Areas, that member of SGC shall (and, in respect of its relevant Affiliates, if any, shall procure) that Avenue (or its Nominated Affiliate) is:

                     (i) notified promptly of the intention to make the Application, and of the information then available which is relevant to the same (including the relevant licence area, participants and work program);

                     (ii) fully consulted in relation to the relevant Application and all related matters and arrangements (including as between the potential participants in the Application or resulting Exploration Licence); and

                      (iii) granted a full, fair and reasonable opportunity, at all times in the period of 60 days after it receives the notice under sub-paragraph (i) above (or, if later, the date on which the relevant Application is made), and without payment of any consideration to any other participant (other than in accordance with the relevant Joint Operating Agreement), to acquire (either directly when the licence is granted, or by way of assignment from the relevant participants, as the circumstances permit and as soon as is practicable) a 45% Participating Interest in the resulting Exploration Licence (and any resulting Production Lease), to be held, as between the relevant participants, upon and subject to the terms of a Joint Operating Agreement consistent with the Tosun JOA.

6.4      PAYMENT AT CLOSING

           At closing of the Option granted under clause 6.1, Avenue shall be required to pay to AME on behalf of SGC US$450,000, in full and final satisfaction of Avenue's obligations to contribute to the application fees and holding costs associated with the SGC Interests the subject of clause 6.1.

6.5      ADMINISTRATION FEE

                     (a) From time to time following closing of the Option granted under clause 6.1, Avenue shall be required to pay to AME a monthly administration fee which shall cover the ongoing Exploration License and Production Lease rentals and the filings required to keep in good standing the Exploration Licenses and Production Leases in which Avenue or its Nominated Affiliate has an interest, as set out on Schedule 'B' hereto.

                     (b) For each acre by which, following the Acquisition by Avenue or its Nominated Affiliate of the Exploration Licences and Petroleum Leases referred to in clause 6.5(a), the acreage under SGC Interests in which Avenue or its Nominated Affiliate have a Participating Interest increases or decreases, the amount of the monthly administration fee payable under clause 6.5(a) shall be increased (in the case of an increase in acreage) or decreased (in the case of a decrease in acreage) by an amount equal to the product of
                     (i) US$0.10 and (ii) the Participating Interest of Avenue or its Nominated Affiliate in the relevant SGC Interest.

7.       CLOSING OF ACQUISITIONS

7.1      DATE AND LOCATION OF CLOSING

           Closing of each Acquisition shall be held at the offices of AME at Ankara, Republic of Turkey, or at such other place as the relevant SGC Participants and Avenue shall mutually agree, at 5pm (Ankara time) on 20 December 2002 (in the case of the Tosun Acquisition) or (in any other case) on the second Business Day after the exercise of the relevant Option, or on such other date as the relevant Parties may in writing agree.

7.2      ACTIONS AT CLOSING

           At closing of each Acquisition:

           (a) Avenue shall pay to AME, on behalf of the SGC Participants holding Participating Interests in the relevant SGC Interest, the amounts (if any) stated in clause 2, 3, 4, 5 or 6, as the case may be, as being payable by Avenue at closing thereof;

           (b)       such SGC Participants shall deliver to Avenue:

                     (i) subject to clause 8.2, duly executed assignments and other instruments of transfer relating to a 45% Participating Interest in the relevant SGC Interest sufficient in each case to transfer to Avenue full legal and beneficial title in such 45% Participating Interest free from Encumbrances;

                     (ii) certificates from directors or other duly authorised and responsible officers of each such SGC Participant certifying, on behalf of the relevant SGC Participant, that the representations and warranties in clause 10.1 and, in so far as they are given by or in relation to that SGC Participant, clause 10.2 are true and valid and not misleading in relation to the circumstances immediately prior to and at closing of the relevant Acquisition; and

                     (iii) such documents as Avenue or its legal advisors may reasonably request to demonstrate compliance with the undertakings in clauses 9.2 and 9.5 and the matters the subject of the representations and warranties referred to in sub-paragraph (ii) above; and

           (c) Avenue and such SGC Participants shall each execute and deliver a Joint Operating Agreement relating to the relevant SGC Interest, or an amending agreement that incorporates the relevant SGC Interest into an existing Joint Operating Agreement between those Parties, as required by and in the form agreed between Avenue, AME and MEPS pursuant to clause 9.1.

7.3      PAYMENTS TO AME

           Unless otherwise stated in this Agreement, all payments to AME pursuant to clause 7.2(a):

           (a) shall be treated as having been paid in respect of Avenue's funding obligations as a Participant in relation to the relevant SGC Interest, as set out in this Agreement and/or the relevant Joint Operating Agreement; and

           (b) shall be made to a US$ denominated bank account of AME held at a branch located in the United States of America the details of which account shall be notified by AME to Avenue not less than one Business Day prior to closing of the relevant Acquisition.

7.4      FAILURE TO CLOSE

           If the respective obligations of Avenue, MEPS and SGC (or any of them) under clause 7.2 and (if applicable) clause 8.2(a) are not complied with at the date set for closing of an Acquisition, or if any Party other than Avenue is in breach of any other provision of this Agreement (including clause 10) on the date due for closing of an Acquisition, then Avenue (where SGC or MEPS is in breach) or the relevant SGC Participants (where Avenue is in breach) may:

           (a) defer closing of that Acquisition (so that the preceding provision of this clause 7 shall apply to closing of that Acquisition as so deferred); or

           (b) proceed to closing of the relevant Acquisition so far as practicable (without limiting its rights under this Agreement); or

           (c) treat this Agreement as terminated for breach of a condition.

7.5      EFFECT OF CLOSING

           Any provision of this Agreement which is capable of being performed after but has not been performed at or before closing of any Acquisition and all representations and warranties and any undertakings contained in this Agreement shall remain in full force and effect notwithstanding the closing of any Acquisition.

7.6      TRANSFER TO MEPS

           Contemporaneously with and subject to closing of each Acquisition by Avenue or its Nominated Affiliate in relation to an SGC Interest (other than the Kahta Lease), the SGC Participants holding Participating Interests in that SGC Interest shall transfer to MEPS (or its Nominated Affiliate, if so requested by MEPS, in which case subsequent references in this clause to MEPS shall be treated as references to such Nominated Affiliate), free and clear of Encumbrances, and MEPS shall accept the transfer to it of, a 10% Participating Interest in that SGC Interest, such that, immediately following closing of that Acquisition and of the relevant transfer of such Participating Interest to MEPS, the Participating Interests in the relevant SGC Interest shall be held by the Parties, and as between such Parties in the proportions, set out in Schedule "A" in the column 'Post Farmin'. Notwithstanding the foregoing, if, at the time when the preceding sentence would require the transfer of a Participating Interest to MEPS, MEPS is not a Petroleum Right Holder, then clauses 8.2(a) and 8.3(a) to (g) (both inclusive) shall apply, mutatis mutandis, in respect of the relevant 10% Participating Interest, and accordingly each transferring SGC Participant shall hold its relevant proportion of the MEPS 10% Participating Interest in trust for MEPS in accordance with clause 8.3(a) to (g) until such time as MEPS becomes a Petroleum Right Holder and the relevant Participating Interest is transferred to it.

8.       CONSENTS AND APPROVALS

8.1      GOVERNMENTAL APPROVALS

           (a) The Parties acknowledge that an assignment of a Participating Interest in an SGC Interest may not be given effect unless and until:

                     (i) the proposed assignee has been registered with the GDPA as Petroleum Right Holder; and

                     (ii) the GDPA has registered the relevant transfer.

           (b) Avenue shall use its best endeavours to provide AME with all relevant documentation required to register Avenue or its Nominated Affiliate as a Petroleum Right Holder and AME will use its best endeavors to register Avenue or its Nominated Affiliate as a Petroleum Right Holder as soon as possible. To the extent it is obligated by the Petroleum Law to do so, ITTE agrees to provide (through AME) to the GDPA, in support of or as part of the application to register Avenue or its Nominated Affiliate as a Petroleum Right Holder, such information concerning its business and affairs as is within its possession or control and the disclosure of which is not prohibited by law or obligations of confidence, and (to the extent of its power to do so) such commitment in support of the financial obligations of Avenue or its Nominated Affiliate under the Petroleum Law as a Petroleum Right Holder (not being a commitment from, or to provide credit or other support from, a third party), as AME shall advise is required for the purposes of such application.

           (c) AME shall, on behalf of and in consultation with Avenue or its Nominated Affiliate, promptly following the execution of this Agreement take all necessary and appropriate measures to obtain the consent and approval of the GDPA to the transfers and assignments to Avenue contemplated by this Agreement by or as soon as possible after the date scheduled in this Agreement for closing of the relevant Acquisition.

           (d) AME has prepared appropriate deeds of transfer and assignment, attached hereto as Schedule 'E', for the purposes of registering with GDPA the rights and obligations conferred on Avenue or its Nominated Affiliate by this Agreement in relation to the Tosun Licence, and will in anticipation of closing of an Acquisition of an interest n another SGC Interest prepare equivalent deeds in relation to such other Acquisition (the 'GDPA REGISTRATION AGREEMENTS'). In the event of any discrepancy between the terms of this Agreement or a Joint Operating Agreement to which Avenue and AME are parties and the GDPA Registration Agreements, the terms of this Agreement or, as applicable, the Joint Operating Agreement, shall prevail.

8.2      FAILURE TO OBTAIN GOVERNMENTAL APPROVALS

           The Parties acknowledge that there may not be sufficient time available to register Avenue or its Nominated Affiliate as a Petroleum Right Holder by the date specified in this Agreement for closing of an Acquisition. In this event:

           (a) at closing of the relevant Acquisition:

                     (i) AME shall, if so required by notice from Avenue given not later than the day prior to the scheduled closing date, deliver to Avenue or its Nominated Affiliate, in such form as Avenue may reasonably require, a declaration or other instrument, duly executed by AME and providing that the 45% Participating Interest which clause 7 would otherwise require be transferred to Avenue or its Nominated Affiliate instead be held in trust by AME for Avenue or its Nominated Affiliate; and

                     (ii) each SGC Participant who would otherwise be required to transfer to Avenue or its Nominated Affiliate all or part of its Participating Interest in the relevant SGC Interest shall instead transfer that Participating Interest (or part thereof) to AME to be held in trust in accordance with this clause 8.2(a) and clause 8.3; or

           (b) if Avenue fails to give such notice under clause 8.2(a)(i) it shall be deemed to have elected to forfeit its right to acquire the relevant SGC Interest under the terms of this Agreement, in which event Avenue shall have no further rights or obligations hereunder in respect of that SGC Interest, other than in respect of any antecedent breach of this Agreement by a Party.

8.3      TRUST ARRANGEMENT

           During the period between the closing of an Acquisition in respect of which Avenue has made an election under clause 8.2(a) and the date upon which Avenue or its Nominated Affiliate obtains the formal assignment of a 45% Participating Interest in the relevant SGC Interests, AME and (in relation to paragraphs (b), (f) and (g) below only) each SCG Participant who holds an interest in the relevant SCG Interest and MEPS (or its Nominated Affiliate holding or entitled to a Participating Interest in the relevant SGC Interest) shall:

           (a) hold that Participating Interest as bare trustee for Avenue or its Nominated Affiliate, as applicable;

           (b) privately recognise the right, title and interest in and to the Participating Interest held in trust by AME and deal with Avenue or its Nominated Affiliate as the owner and holder thereof;

           (c) not assign, encumber or otherwise adversely affect title to such Participating Interest;

           (d) receive and hold all proceeds, benefits and advantages accruing to or in respect of such interest for the benefit of Avenue or its Nominated Affiliate, without entitlement at any time to commingle any of the same with its own or any other assets;

           (e) in accordance with clause 9.3, deliver to Avenue or its Nominated Affiliate in a timely manner all revenues, production allocations, and proceeds received by it pertaining to such interest;

           (f) allow Avenue or its Nominated Affiliate to participate as a member of the Operating Committee in accordance with the relevant Joint Operating Agreement as if it were the holder of the Participating Interest and a party to that Joint Operating Agreement in respect thereof;

           (g) not, without the prior written consent of Avenue or its Nominate Affiliate, agree to any amendment or alteration of such Joint Operating Agreement;

           (h) not enter into or agree to any amendment or alteration of any other agreement relating to the relevant SGC Interest or otherwise commit or agree to make or incur any undertaking, expenditures or arrangement affecting the Participating Interest of Avenue or its Nominated Affiliate in that SGC Interest, in any way except as expressly provided for in this Agreement; and

           (i) procure that, as soon as reasonably practicable after Avenue or its Nominated Affiliate is registered as a Petroleum Right Holder, there is delivered to Avenue or its Nominated Affiliate a duly executed assignment or other instrument of transfer sufficient to transfer to Avenue or (as applicable) its Nominated Affiliate full legal and beneficial title in the 45% Participating Interest which has been held in trust as aforesaid, free and clear from Encumbrances.

           The perpetuity period in relation to the trusts referred to in clauses 8.2(a) and 8.3(a) shall be 50 years or, if less, the maximum period of time permitted under the law of the State of California,

           USA, but the termination or failure of such trusts shall not affect the rights of Avenue or its Nominated Affiliate under the other provisions of this Agreement, including clauses 8.3(a) to (i).

8.4      PLEDGE

           If so requested by Avenue at any time after GDPA has declined to register Avenue or its Nominated Affiliate as a Petroleum Right Holder, AME shall:

           (a) promptly, but not before closing of the Acquisition relating to the relevant SGC Interest, execute and deliver, in such form complying with the applicable requirements of Turkish law as Avenue shall require, an instrument or agreement under which the Participating Interest in an SGC Interest held or to be held by AME under the terms of clause 8.2(a) and 8.3 is pledged, charged or otherwise encumbered, to the maximum extent possible under Turkish law, in favour of Avenue or its Nominated Affiliate (as applicable) as security for the due and proper performance by AME of its obligations under or arising out of clauses 8.2(a) and 8.3; and

           (b) immediately thereafter, join with Avenue or its Nominated Affiliate in filing such applications and other documents with the GDPA and taking such other actions as are required to ensure that such pledge, charge or other encumbrance is registered under the Petroleum Law against the relevant SGC Interest and otherwise perfected in accordance with Turkish law.

8.5        COSTS AND EXPENSES

           If Avenue makes the election under clause 8.2(a), Avenue or its Nominated Affiliate shall:

           (a) bear its share of all costs, expenses and liabilities attributable to the Participating Interest held in trust for it in accordance with this Agreement and the terms of the applicable Joint Operating Agreement as if it were the legal and beneficial owner thereof during such period; and

           (b) within 14 days of having been invoiced for the same by AME, reimburse the reasonable and documented out-of-pocket costs and expenses incurred by AME in meeting its obligation under clauses 8.2(a) and 8.4.

8.6        APPROVAL AND WAIVERS OF RIGHTS BY SGC AND MEPS

           MEPS and each member of SGC hereby irrevocably and unconditionally consents to and approves for all purposes the grant, exercise and closing of the Options as contemplated in this Agreement and waives any and all rights, interests, options or other claims or any kind and howsoever arising that would conflict with or impede or otherwise fetter the grant, exercise or closing of the Options or the consummation of the transactions contemplated in this Agreement.

9.       CONDUCT AND FUNDING OF JOINT OPERATIONS

9.1      JOINT OPERATING AGREEMENTS

           (a) Promptly following the execution of this Agreement, Avenue, AME (as representative of the relevant SGC Participants) and MEPS shall negotiate in good faith and use all reasonable endeavours to agree the terms of a Joint Operating Agreement for the Tosun Licence to be entered into on the Tosun Closing Date. Unless Avenue, AME and MEPS agree otherwise, such Joint Operating Agreement shall be consistent with the relevant provisions of this Agreement (including clause 9.3) and shall be based upon and consistent with the draft Joint Operating Agreement set out in Schedule H.

           (b) Avenue may by notice to AME terminate this Agreement with immediate effect at any time after 30 November 2002 but prior to exercise of the Tosun Acquisition if, despite Avenue having complied with its obligations under clause 9.1, the terms of a Joint Operating Agreement have not for the time being been agreed.

           (c) Promptly following the Tosun Closing Date Avenue, AME (as representative of the relevant SGC Participants) and MEPS shall negotiate in good faith and use all reasonable endeavours to agree:

                     (i) the terms of an amending agreement that incorporates the Karakilise Licence into the

                                Tosun JOA, to be entered into at closing of the Karakilise Option; and

                     (ii) in relation to each of the other SGC Interests, the terms of one or more Joint Operating Agreements (or, if Avenue, AME and MEPS so agree, amending agreements to existing Joint Operating Agreements) to be entered into by the relevant Participants at closing of the Acquisition relating to the relevant SGC Interest, each such Joint Operating Agreement to be consistent with the relevant provisions of this Agreement (including clause 9.3) and, to the extent relevant and appropriate, to be based upon and consistent with the draft Joint Operating Agreement set out in Schedule H.

           (d) AME shall be the Operator of the SGC Interests under and subject to the terms of each Joint Operating Agreement entered into pursuant to this Agreement. SGC shall procure that, from the time of closing of any Acquisition of a Participating Interest in an SGC Licence, AME will hold not less than a 15% Participating Interest in that SGC Licence.

           (e) The terms of any Joint Operating Agreement entered into pursuant to this Agreement shall, from the time it takes effect and as between the parties to it, prevail over and to the exclusion of any conflicting provision of this Agreement or of any other arrangement between all or any or those parties.

           (f) Prior to the registration of MEPS or its Nominated Affiliate pursuant to clause 7.6 as the holder of a Participating Interest in any SGC Interest, MEPS or (as applicable) the Nominated Affiliate must become a party to the Joint Operating Agreement relating to that SGC Interest in respect of the Participating Interest so transferred, such agreement to be consistent with the rights and obligations of MEPS or its Nominated Affiliate set forth in clause 9.3 and (for the avoidance of doubt) to confer on the holder of the relevant Participating Interest a right to representation on, and to vote (to the extent of that Participating Interest) in relation to decision of, the operating committee established under that Joint Operating Agreement.

           (g) Notwithstanding that Avenue or its Nominated Affiliate may not for the time being be registered as the holder of Participating Interest held for its under clauses 8.2 and 8.3, the Joint Operating Agreement executed and delivered under clause 7.2(c) at the closing of the Acquisition of that Participating Interest shall have effect as between the Parties as if Avenue or its Nominated Affiliate were registered as the holder of that Participating Interest.

9.2      UNDERTAKINGS BY SGC

           Each member of SGC (including AME, in its respective capacities as a Participant, the Operator and the drilling contractor) undertakes as follows:

           (a) Access:

                     to make available to Avenue and MEPS and their respective advisors and consultants full and unrestricted access to, and if so requested provide to them copies (made at the expense of the recipient) of, all agreements, instruments, documents, books, records, assets, data and other materials in the possession or control of each or any member of SGC and reasonably required by Avenue in relation to this Agreement and the matters contemplated herein, including in relation to:

                     (i) the actual and planned Joint Operations and the assets and liabilities associated therewith;

                     (ii) the status, financial condition, operations and technical capabilities of each of the other Participants and MEPS;

                     (iii) the existing commercial arrangements (whether or not legally binding) between all or any of the other Participants relating in any way to, or to matters that may affect, the Joint Operation (including any existing joint venture agreements);

                     (iv) the ownership and status of the SGC Interests and other interests which are, or may be, the subject of this Agreement;

                     (v)        the ERSAN Royalty Interest; and

                     (vi) the royalty arrangement (the 'GERCUS ROYALTY INTEREST') with HOS GeoConsult GmbH in respect of Licence AR/EPS-GYP numbers 3749 and 3750 (the 'GERCUS LICENCE').

           (b) Conduct of Joint Operations:

                     in relation to the Joint Operations applicable to each of the SGC Interests, to:

                     (i) consult with Avenue in relation to any material decisions to be made in relation to the Joint Operations, with a view to developing a consensus with respect to the matters to be decided;

                     (ii) keep Avenue fully informed, on a timely basis, of all material developments in relation to the Joint Operations, and furnish to Avenue, as received, copies of all reports of all material communications relating to the Joint Operations; and

                     (iii) notify Avenue of all planned meetings of representatives of the Participants in relation to the Joint Operations and invite one or more representatives of Avenue (as selected by Avenue) to attend such meetings and, at Avenue's cost, facilitate the attendance of such representatives at such meetings (including by telephone, if Avenue so requires);

           (c) No inconsistent acts or omissions:

                     not to do, or permit or suffer to be done, any act or thing which is inconsistent with this Agreement or the transactions contemplated herein, or would give rise to a breach of the representations and warranties given by SGC to Avenue in this Agreement.

           (d) Payments:

                     to ensure that AME, in its capacity as drilling contractor in respect of the Tosun-1 Well and the Karakilise-1 Well, is duly paid or otherwise receives all other payments or other consideration due to it in respect of the dry hole drilling of such wells, other than sums payable by Avenue or its Nominated Affiliate under clause 3 or 4 (as applicable).

           (e) Dealings with third parties:

                     (i) neither it nor any of its Affiliates nor any of their officers, directors, employees, agents, shareholders or representatives (including a consultant) shall make, or cause to be made, in connection with the SGC Interests, the Joint Operations, this Agreement or the transactions contemplated by this Agreement, payments, loans or gifts or promises or offer of payments, loans or gifts of any money or anything of value, directly or indirectly:

                                (A) to or for the use or benefit of any official or employee of any government or agency or instrumentality thereof (including without limitation any enterprise owned or controlled by such government), or any Person acting in an official capacity for or on behalf of any government, department, agency or instrumentality;

                                (B) to or for the use or benefit of any political party or official or candidate thereof, or any official or employee of a public international organization, or any person acting in an official capacity for or on behalf of any political party or public international organization;

                                (C)       in violation of any applicable law; or

                                (D)       to any other Person either as an
                                          advance or as a reimbursement if it
                                          knows that any part of such payment,
                                          loan or gift will be directly or
                                          indirectly given or paid by such other
                                          Person to an official, party, party
                                          official or candidate referred to in
                                          sub-paragraph (A) or (B) above, or
                                          will reimburse such other Person for
                                          payments, gifts, or loans previously
                                          made, to any such official, party,
                                          party official or candidate;

                     (ii) the receipt by it of the consideration which may be obtained hereunder or of any funds or interests under the SGC Interests does not violate the laws, decrees and regulations of the Republic of Turkey;

                     (iii) it shall answer and shall cause each of its officers, directors, employees and attorneys-in-fact, and its Affiliates and their respective officers, directors, employees and attorneys-in-fact, to answer, and shall exert reasonable commercial efforts to cause its and their consultants to answer, in reasonable detail, any questionnaire or other written or oral communications, or any request for information from Avenue or its outside auditors, relating to the representations, warranties, covenants and undertakings set forth in paragraphs (i) and (ii) above; and

                     (iv) to provide, on or before the 30th day after notice from Avenue so requesting, Avenue with certification to the effect that it has not, and its Affiliates and their personnel have not, made or sought any payments, directly or indirectly, in violation of paragraph (i) or
                                (ii) above.

9.3      SHARING OF PRODUCTION AND FUNDING OF JOINT OPERATIONS

           (a) The following provisions of this clause 9.3 apply in relation to each SGC Interest (other than the Kahta Lease) from the time of closing of Avenue's (or its Nominated Affiliate's) Acquisition of that SGC Interest until a Joint Operating Agreement is entered into and comes into effect with respect to that SGC Interest, and shall be reflected in the applicable Joint Operating Agreements.

           (b) Subject to clauses 7.6, 8.2 and 8.3, the Participating Interests in the SGC Interests shall be held and, subject to clause 9.3(d), the Net Pre-tax Revenue derived by the Operator or the Participants from the Joint Operations associated with any SGC Interest (including the sale of crude oil by AME on behalf of the relevant Participants) shall accrue to the Participants in that SGC Interest, in the following proportions:

                       SGC Participants              45%

                       Avenue                        45%

                       MEPS                          10%

           (c) Except as otherwise provided in this Agreement, the Joint Operating Expenses properly incurred after the date of this Agreement in relation to each SGC Interest shall be borne in the following proportions:

                       SGC Participants              50%

                       Avenue                        50%

                     For the avoidance of doubt, MEPS shall not be required to fund the Joint Operating Expenses in relation to the SGC Interest.

           (d) If the Joint Operations relating to any SGC Interest result in the making of a Commercial Discovery, then:

                     (i) at any time when the cumulative amounts received by Avenue under this sub-paragraph (i) is less than the total amount of Sunk Costs incurred by it in relation to the SGC Interests (whether or not the SGC Interests in respect of which the Commercial Discovery has been made), twenty five percent (25%) of the Net Pre-tax Revenue otherwise payable to MEPS under clause 9.3(b) shall instead be payable to Avenue by way of recovery of such Sunk Costs;

                     (ii) at any time when the cumulative amounts received by the SGC Participants in relation to such Joint Operations this sub-paragraph (ii) is less than the total amount of Sunk Costs incurred by is such SGC Participants in relation to the SGC Interests (whether or not the SGC Interests in respect of which the Commercial Discovery has been made), twenty five percent (25%) of the Net Pre-tax Revenue otherwise payable to MEPS under clause 9.3(b) shall instead be payable to such SGC Participants (as between them in such proportions as they may agree) by way of recovery of such Sunk Costs; and

                     (iii)      for the avoidance of doubt, while sub-paragraph
                                (i) or (ii) above is in operation MEPS shall continue to be entitled to receive the remaining 75% (or, if both such sub-paragraphs are operating simultaneously, 50%) of the Net Pre-tax Revenue derived by the Operator or the Participants from the Joint Operations associated with the relevant SGC Interest.

           (e) For the purposes of sub-paragraphs (i) and (ii) of clause 9.3(d), the application of Net Pre-tax Revenue against Sunk Costs shall be made in US$, with:

                     (i) any receipts and operating costs used to calculate such
                         Net Pre-Tax Revenue; and

                     (ii) any such Sunk Costs,

                     which are denominated other than in US$ being notionally converted into US$ at the spot rate of exchange (from the currency of denomination to US$) quoted in "The Wall Street Journal" (or, in the absence of such a quotation, in such other publication as Avenue acting reasonable shall select) for the Business Day next following the date the same are received or, as applicable, incurred (or, if such a rate of exchange is not quoted on the relevant Business Day, on the nearest earlier date upon which such a rate of exchange is so available).

           (f) MEPS shall also not be entitled to participate in any sole risk activities undertaken under the terms of a Joint Operating Agreement, unless agreed by the other sole risk participants in that activity. A representative of MEPS shall be entitled to attend meetings of the Operating Committee.

           (g) Each Participant shall, in accordance with the Petroleum Law, have the right to take its proportionate share of production in kind at the end of any existing crude oil sale contract by giving notice to the other Participants at least 30 days prior to the expiration of such contract. Such Participant taking its production in kind shall be responsible for the cost of any additional labour or equipment incurred as a result of its exercise of such right.

           (h) Each Party (including MEPS or its Nominated Affiliate) individually shall be responsible for its own income and corporate tax liabilities and for all withholding tax applicable to payments made to it under this Agreement.

           (i) All costs related to drilling, testing and production as well as operating revenue from crude oil sales will be handled by AME as Operator and monthly reports will be issued to Avenue or its Nominated Affiliate and MEPS.

           (j) In any case where Avenue or MEPS elects to have its Participating Interest in an SGC Interest transferred to its Nominated Affiliate, the references in this clause 9.3 to 'Avenue' or 'MEPS', as applicable, shall be treated as references to that Nominated Affiliate insofar as this clause 9.3 relates to that SGC Interest.

9.4      CONTRACTORS

           (a) AME shall:

                     (i) undertake and complete the Tosun Drilling Program in accordance with Schedule F and the Tosun Drilling Contract; and

                      (ii) undertake and complete the Karakilise Drilling Program in accordance with Part A of Schedule G.

           (b) Provided that Avenue or its Nominated Affiliate has paid all sums due and owing by it under clause 3 or, as applicable, clause 4 in respect of the operations and works in relation to which such payments were to be made, AME shall perform under this Agreement, and, subject always to the terms of this Agreement, the Tosun Drilling Contract and any dry hole drilling contract entered into in relation to the Karakilise-1 Well as if all other sums due and owing to it in respect of such operations and works (whether under such drilling contracts or otherwise) had been properly and punctually paid in full, regardless of whether this is in fact the case.

           (c) In relation to any other drilling, workover, appraisal and development operations to be undertaken in relation to the SGC Interests, and the transportation to market of crude oil produced from any of the SGC Interest and in which the Parties (or any of them) have an interest:

                     (i) AME shall offer to undertake such operations or, as applicable, provide appropriate transportation services as contractor for the relevant Participants at favorable rates and, in the case of drilling operations, under the terms of the Model Turnkey Contract of the International Association of Drilling Contractors; and

                     (ii) Avenue may call for the contract for any such works to be put out to tender in accordance with the terms of the applicable Joint Operating Agreement.

9.5      INSURANCE

           (a) AME, in its capacity as Operator, shall obtain and maintain, with respect to each of the SGC Interests and the Joint Operations and joint property relating thereto, all insurance required under the Petroleum Law, the License or any other applicable law. Without limitation to the foregoing, AME shall obtain and maintain:

                      (i) workers' compensation insurance with limits of US$75,000 for the death or injury to any one person and US$225,000 for each accident;

                     (ii) all risk insurance (including in relation to property and equipment damage, pollution, contamination and other environmental risks) with a limit of US$1,500,000 per occurrence; and

                     (iii) third party/public liability insurance with a limit of US$150,000 per occurrence,

                     in each case with a reputable and creditworthy insurer and on terms that are commercially reasonable and customary for such risks in the same or similar circumstances. The cost of such insurances shall be Joint Operating Expenses.

           (b) AME shall, with respect to all insurance obtained by it pursuant to paragraph (a) above:

                     (i) inform Avenue at least ten (10) Business Days before the inception or renewal dates of the applicable insurance contract or contracts of the salient terms and conditions (including premia) quoted by the insurers to AME;

                     (ii) promptly inform Avenue when such insurance is taken out and supply Avenue with copies of the relevant policies when the same are issued;

                     (iii) arrange Avenue and the other relevant Participants, according to their respective Participating Interests, to be named as co-insureds on the relevant policies with waivers of subrogation in favour of Avenue and such other Participants in respect of their Participating Interests; and

                     (iv) duly file and notify the relevant Participants of all claims and take all necessary and proper steps to collect any proceeds and credit them to the joint account of such Participants.

           (c) AME, as Operator, shall:

                     (i) take all reasonable steps to ensure that all contractors (including sub-contractors) performing work in respect to the Joint Operations obtain and maintain all insurance required under the License, the Petroleum Law, any other applicable law and such other insurance as AME or (where the relevant contractor is AME or an Affiliate of AME, Avenue) deems reasonable and appropriate; and

                     (ii) with respect to all insurance obtained by such contractors (sub-contractors), take all reasonable steps to arrange for such contractors (including sub-contractors) to obtain from their insurers a waiver of subrogation in favour of the Participants in the relevant SGC Interest in respect of their Participating Interests therein.

           (d) Nothing in this clause 9.5 shall limit or otherwise affect the obligations of AME as contractor (including sub-contractor) in respect of any of the Joint Operations, including obligations under any applicable drilling contract at its cost to obtain and maintain insurance cover.

10.      REPRESENTATIONS AND WARRANTIES

10.1     SGC'S REPRESENTATIONS AND WARRANTIES

           Each member of SGC severally represents and warrants to Avenue that, on the date of this Agreement and as at and immediately prior to closing of each Acquisition:

                     (a) Each of the SGC Interests is in good standing and in full force and effect and was entered into and granted in full compliance with all applicable laws and regulations of the Republic of Turkey.

                     (b) It has the right, power and authority to transfer and assign the legal and beneficial ownership of the percentage interest in the SGC Interests to Avenue or its Nominated Affiliate under the terms and conditions herein contained.

                     (c) No event has occurred or circumstances exist which would or could give rise to, cause or be the basis or revocation, invalidation or termination of any of the SGC Interests.

                     (d) Save as disclosed herein in relation to the MEPS interest, the ERSAN Royalty Interest and the royalty interest of the Government of Turkey arising under the Petroleum Law and, in relation to the Gercus Licence, the Gercus Royalty Interest, it has not transferred or assigned to any Person, or granted or permitted or suffered to subsist any Encumbrance of any kind and in any manner any of the rights held by it under the SGC Interests, or agreed to do so, and the SGC Interests are free and clear of all Encumbrances.

                     (e) To the best of its knowledge, there are no pending, threatened or outstanding claims, lawsuits, judgments of a court of law, arbitration or administrative proceeding or any other circumstances likely to give rise to same, affecting the SGC Interests, this Agreement transactions to be effected hereunder or pursuant hereto, and all obligations under or arising out of the SGC Interests requiring performance on or before the date of giving or repetition of this representation and warranty have been fully performed.

                     (f) Its execution, delivery and performance of this Agreement do not and will not:

                           (i)   conflict with;

                           (ii)  result in a breach of;

                           (iii) constitute a default under;

                           (iv) accelerate or permit the acceleration of the performance required by;

                           (v) permit the exercise of or give rise to the giving of any required notice with respect to any right of consent or any preferential purchase right, option or right of first refusal with respect to;

                           (vi) (except as referred to in clause 8.1(a)) require any consent, authorization or approval under;

                           (vii) give rise to a right of termination under or
                                 materially modify; or

                          (viii) result in the creation or imposition of any
                                 Encumbrance upon,

                     the SGC Interests or any other material agreement, licence, permit, consent or instrument to which it is a party or is subject, or under the Petroleum Law.

           (g) It has delivered to the Avenue a true, correct and complete copy of (i) the SGC Interests listed in Schedule 'A' (including all attachments thereto) (ii) all material correspondence between it, on the one hand, and the

                     Government of the Republic of Turkey or any department, agency or authority thereof (including any local or regional government or governmental agency or authority), on the other hand, relating to the SGC (iii) all agreements between it and all or any of the other Parties relating in any way to or that may in any way affect the SGC Interests or the arrangements contemplated in the Agreement and (iv) all material technical, accounting, geological, geophysical and geotechnical data in its possession or control regarding the SGC Interests and the areas covered thereby.

           (h) In conducting operations with respect to the areas the subject of the SGC Interests, and in relation to the Tosun Drilling Program and the Karakilise Drilling Program, it has:

                     (i) complied in all respects with the terms and conditions of the SGC Interests and all applicable laws and regulations of the Republic of Turkey;

                     (ii) obtained and (to the extent such operations have been undertaken) complied with all requisite permits, licenses and authorizations (including as extended, if applicable) required under such laws and regulations; and

                     (iii) incurred no obligations or liabilities (whether liquidated or unliquidated, fixed or contingent, known or unknown) related to the area the subject of the SGC Interest or the SGC Interests except as expressly set forth in the terms of SGC Interests.

                     (i) The information contained in Schedule 'A' is true, accurate and complete in all respects.

10.2     MUTUAL REPRESENTATIONS AND WARRANTIES

           Each Party represent and warrants severally to each other Party that, on the date of this Agreement and as at and immediately prior to closing of each Option exercised by Avenue:

                     (a) It is a duly organised, validly existing entity of the type described in the introduction to this Agreement and is in good standing under the laws of the jurisdiction of its formation. It has all requisite power and authority to enter into and to perform its obligations under this Agreement.

                     (b) (Subject, in the case of Avenue and ITTE, to satisfaction of the condition in clause 2.4(a)(i)(A)) its execution, delivery and performance of this Agreement have been authorised by all necessary corporate action on its part and that of its equity owners (if required) and do not and will not (i) violate any law, rule, regulation, order or decree applicable to it or (ii) violate its organisational documents.

                     (c) (Subject, in the case of Avenue and ITTE, to satisfaction of the condition in clause 2.4(a)(i)(A)) this Agreement is a legal and binding obligation of that Party, enforceable against that Party in accordance with its terms, except to the extent enforceability is modified by bankruptcy, reorganisation and other similar laws affecting the rights of creditors generally and by general principles of equity.

                     (d) There is no litigation pending or, to the best of its knowledge, threatened to which that Party or any of its Affiliates is a party that could reasonably be expected to have a material adverse effect on the financial condition, prospects, or business of that Party or Affiliate its ability to perform its obligations under this Agreement.

                     (e) The recitals to this Agreement, insofar as they relate to that Party, are true and accurate.

                     (f) Neither it nor any of its Affiliates nor any of their officers, directors, employees, agents, shareholders or representatives (including a consultant) has made, or caused to be made, in connection with the SGC Interests, the Joint Operations, this Agreement or the transactions contemplated by this Agreement, payments, loans or gifts or promises or offer of payments, loans or gifts of any money or anything of value, directly or indirectly:

                                (i) to or for the use or benefit of any
                                official or employee of any government or agency or instrumentality thereof (including without limitation any enterprise owned or controlled by such government), or any Person acting in an official capacity for or on behalf of any government, department, agency or instrumentality;

                                (ii) to or for the use or benefit of any political party or official or candidate thereof, or any official or employee of a public international organization, or any person acting in an official capacity for or on behalf of any political party or public international organization;

                                (iii) in violation of any applicable law; or

                                (iv) to any other Person either as an
                                advance or as a reimbursement if it knows that any part of such payment, loan or gift will be directly or indirectly given or paid by such other Person to an official, party, party official or candidate referred to in sub-paragraph (i) or (ii) above, or will reimburse such other Person for payments, gifts, or loans previously made, to any such official, party, party official or candidate.

                     (g) It and, by way of dividends or return of capital, its shareholders and ultimate beneficial owners constitute all of the Persons or entities who are to receive, directly or indirectly, any part of the benefits which may be received by it hereunder or under the SGC Interest or the Joint Operations, and neither it nor any of its Affiliates nor any director, officer, employee or attorney-in-fact of it or any of its Affiliates, nor any shareholder or ultimate beneficial owner of more than 5% of the issued and outstanding shares of any class of it or any of its Affiliates, is:

                                (i) an official or employee of any
                                government, or any department, agency or instrumentality of any government;

                                (ii) a political party or official thereof;

                                (iii) a candidate for political office
                                therein;

                                (iv) an official or employee of a public international organization; or

                                (v) a Person acting in an official capacity for or on behalf of any government, or any department, agency or instrumentality thereof, any political party, or any public international organization.

                     (h) The receipt by it of the consideration which may be obtained hereunder or of any funds or interests under the SGC Interests does not violate the laws, decrees and regulations of the republic of Turkey.

                     (i) No other Person or entity claiming by, through or under it or any of its Affiliates, and no director, officer, employee or attorney-in-fact of or consultant to any of the preceding is or shall be entitled to any fee or compensation by reason of the execution or implementation of this Agreement.

11.      INDEMNITIES AND LIABILITIES

11.1     RECIPROCAL INDEMNITIES FOR BREACH

           Each Party agrees that it shall indemnify and hold harmless the other Parties from and against any and all losses, costs, demands and damages sustained by a Party as a result of any breach by the former of any of its representations or warranties in this Agreement or the covenants in clauses 9.2 and 9.5.

11.2     INDEMNITY AGAINST PRE-EXISTING LIABILITIES

           AME shall indemnify and hold harmless Avenue and any Nominated Affiliate from and against any and all claims, demands, losses, damages, expenses, costs, obligations, duties, commitments, liabilities, judgments, orders, decrees, actions and proceedings (including the payment of reasonable attorneys' fees) arising out of or connected with the SGC Interests or activities relating thereto which arose or occurred prior to the date of this Agreement.

11.3     LIMITATION OF LIABILITY

           No Party shall be liable for any consequential, incidental, indirect, special, exemplary or punitive damages in any action arising out of this Agreement.

12.      TERM AND TERMINATION

12.1     TERM

           This Agreement takes effect from the date of execution hereof by all of the Parties and shall remain in effect until terminated pursuant to or as referred to in clause 12.2.

12.2     TERMINATION

           This Agreement shall terminate:

           (a) in accordance with clause 2.3 (Termination for failure to pay Deposit), clause 3.3(d) (Termination for failure to satisfy condition precedent), clause 3.5(b)(i), clause 7.4(c) (termination for failure to complete) or clause 9.1(b) (termination for failure to agree terms of Joint Operating Agreement); or

           (b) upon the giving of notice from Avenue to AME at any time while any Party to this Agreement other than Avenue is in breach of this Agreement or any representation and warranty given by any such Party is untrue, inaccurate or in any material respect misleading; or

           (c) upon the giving of notice from AME to Avenue at any time within the period of 30 days following termination of the Joint Operating Agreement entered into on the Tosun Closing Date by reason of breach of that agreement by Avenue.

12.3     SURVIVAL OF RIGHTS AND REMEDIES

           The termination of this Agreement shall not prejudice or limit the rights and remedies of a Party arising out of or in connection with any antecedent breach of this Agreement (including a breach of representation and warranty).

12.4     PROVISIONS SURVIVING TERMINATION

           The following provision of this Agreement shall continue to apply notwithstanding the termination of this Agreement:

           (a)        clauses 3.3(e), 11 (Indemnities) and 14 (Confidentiality);
                      and

           (b) any other provision that expressly or by necessary implication survives termination of this Agreement.

13.      ASSIGNMENT AND ENCUMBRANCES

13.1     NO ASSIGNMENT WITHOUT CONSENT

           Except as provided in this clause 13.2, none of the Parties may transfer or assign its rights or obligations under this Agreement in whole or in part without the prior approval of each of the other Parties, provided that if any such other Party in its absolute discretion is satisfied with the financial capability of the proposed assignee or transferee, such consent shall not to be unreasonably withheld by that Party.

13.2     ASSIGNMENT TO AFFILIATES

           Each of Avenue and MEPS shall have the right to assign and transfer all or part of its rights and obligations under this Agreement to an Affiliate registered or with a branch in Turkey. Avenue or, as the case may be, MEPS, shall guarantee and hereby guarantees the performance of any such Affiliate to whom it assigns rights and obligations under this Agreement.

13.3     DEED OF ADHERENCE

           As a condition to any transfer of rights and obligations of a Party under this Agreement, the transferee must execute a deed by which it agrees to be bound by this Agreement.

13.4     DEALINGS WITH SGC INTERESTS

           With the exception of the Ersan Royalty Interest and, in relation to the Gercus Licence, the Gercus Royalty Interest, each Participant undertakes and shall ensure that its interest in the SGC Interests shall not be assigned, transferred or otherwise disposed or burdened by any Encumbrance, royalty, production payment or overriding royalty of any type whatsoever, subject only to royalties payable to the Government of Turkey in accordance with the laws of the Republic of Turkey.

14.      CONFIDENTIALITY

14.1     DUTY OF CONFIDENCE

           Each Party shall, and shall cause its Affiliates to, keep confidential all of the terms of this Agreement and all written and/or electronically stored financial data and other proprietary and commercially sensitive information regarding the SGC Interests and the Joint Operations; provided, however, that this obligation of confidentiality shall not apply to any disclosure of information:

                     (a) that is in or enters the public domain without a breach of a duty of confidentiality by the disclosing Person or was obtained from a third party having no confidentiality restriction to the Parties;

                     (b) the disclosure of which is required of the disclosing Party or its Affiliate by law, regulation, legal process, or order of any court or governmental body having jurisdiction (including applicable State and Federal securities laws, rules and regulations in the USA) or pursuant to the regulations of any securities exchange upon which any of the Parties or its Affiliate is (or is to be) listed or its securities are (or are to be) traded;

                     (c) to its Affiliates, and to the employees, agents, consultants, bankers, financial and professional advisers of that Party or its Affiliate, provided that (i) they have a reasonable need to know the information and (ii) they are instructed and agree in writing to maintain this information confidential; or

                     (d) by Avenue or its Affiliates or any Person referred to in paragraph (c) above to whom Avenue has disclosed the same, to investors or targeted potential investors in Avenue or any Affiliate of Avenue in connection with a capital raising or the listing of equities.

14.2     ANNOUNCEMENTS

           Any announcement or circular or other publicity relating to this Agreement or any termination hereof shall prior to its publication be approved in writing by each of the Parties as to its content, form and manner of publication (such approval not to be unreasonably withheld or delayed) save for any announcement, circular or other publicity required to be made or issued by any Party or its Affiliate pursuant to applicable State and Federal securities laws, rules and regulations in the USA or the regulations of any securities exchange upon which it is (or is to be) listed or its securities are (or are to be) traded. Save as permitted by the preceding sentence, no Party shall make any announcement or issue any circular or other publicity relating to this Agreement or any termination hereof, provided that such Party shall use its reasonable endeavours to provide a copy of such publicity five Business Days prior to the making or issue thereof.

14.3     SURVIVAL

           The provisions of clauses 14.1 and 14.2 shall survive for a period of 2 years following termination of this Agreement.

15.      TAXES

15.1     GENERAL

           Expect as otherwise stated herein, any taxes and duties (other than VAT and stamp taxes applicable in the Republic of Turkey) or other levies payable in the Republic of Turkey as a direct result of the transfer and assignment of the interests in the SGC Interest (but excluding income, corporate or similar taxes assessed separately by reference to individual Parties) shall be paid by the Parties in proportion to their respective Participation Interests in the SGC Interest (including any such Participating Interest held on its behalf by AME under the terms of this Agreement).

15.2     VAT

           Unless otherwise expressly stated in this Agreement, all amount expressed to be payable under this Agreement shall be inclusive of any applicable VAT.

15.3     STAMP TAX

           Avenue shall be liable for all stamp tax arising in the Republic of Turkey in connection with the execution of this Agreement (if any). SGC agree to cooperate, as reasonably required by Avenue, in relation to the determination of whether, and if so how much, such stamp tax is payable, and in relation to having stamp tax assessed in the Republic of Turkey.

15.4     WITHHOLDING TAX

           Notwithstanding any other provision of this Agreement to the contrary, as between the SGC Participants in an SGC Interest and Avenue or its Affiliates, any Withholding Tax incurred in relation to the Joint Operating Expenses or other costs charged to the joint account of the Participants in that SGC Interest, or the payments by such Participants in relation thereto (including payments by Avenue or its Nominated Affiliate under any of clauses 2 to 7 (both inclusive) of this Agreement shall ultimately be borne as to 50% percent by the relevant SGC Participants (as between them in proportion to their respective Participating Interest) and as to the remaining 50% by Avenue or its Nominated Affiliate; if necessary, appropriate adjusting payment shall be made fro time to time to give effect to the foregoing.

16.      DEFAULT

           In the event that a Party defaults in the performance of any of its obligations under this Agreement, then the other Parties (or any of them) shall be entitled to rights and remedies available at law or equity (including damages and/or specific performance, as permitted by applicable law).

17.      NOTICES

17.1     MANNER OF SERVICE

           Any written communication or document, including process in any legal action or proceedings (a 'COMMUNICATION') which any Party may desire to give or deliver in connection with this Agreement shall be delivered by hand or sent by fax to the addressee at its address or fax number set out in clause 11.3 (any such notice sent by fax to be confirmed in hard copy form by post or by hand, provided that this shall not prevent the notice from having been effectively delivered upon receipt by the addressee of the relevant fax).

17.2     TIME OF NOTICE

           A Communication shall be deemed to have been given, if delivered by hand, at the time of delivery, or, if sent by fax, on the Business Day following the day on which the same shall have been transmitted (provided that a copy of the Communication is delivered by hand as soon as is practicable).

17.3     ADDRESSES

           The current addresses, fax numbers and, where applicable, contact names of the Parties for the purposes of Communications are as follows:

           AME - ON BEHALF OF SGC:

           Aladdin Middle East Ltd.

           Attn: Mr Oyman Sayer

           Sogutozu Caddesi No:23

           Balgat-Ankara*

           06520 Turkey

           Tel: +90.312.2871915 or 287 1988

           Fax:+90.312.2873357 or 287 5768

           AVENUE AND ITTE:

           Attn: Mr Jonathan Herzog

           15303 Ventura Blvd.,

           9th Fl. Sherman Oaks,

           CA, USA and

           Tel: +818 380 3020

           Fax:+818 380 3021


           COPIED TO:

           Attn: Mr Jonathan Herzog

           34-36 Punt Road,

           Windsor,

           Melbourne, Australia,.

           Tel: +(613) 9533 7800

           Fax:+(613) 9533 7900


           AND TO:

           Dr Jaap Poll

           45 Philip Road,

           Dalkeith, WA 6009

           Australia

           Tel: +61 8 9386 2045

           Fax: + 61 8 9386 2053


           MEPS:

           Ken Fellowes or Rae Webster

           Level 1, 160 Elizabeth Street, Hobart

           Tasmania 7000, Australia

           Tel: +61 3 6231 1118

           Fax: +61 3 6231 1520


           AND TO:

           Ken Fellowes and Cem Sayer

           Sogutozu Caddesi No:23

           Balgat-Ankara*

           06520 Turkey

           Tel: +90.312.2871915 or 287 1988

           Fax:+90.312.2873357 or 287 5768

           A Party may change its address, fax number or contact name for the purpose of Communications by serving notice on the other Parties in accordance with this clause.

17.4     PROOF OF SERVICE

           In proving service of a Communication, it shall be sufficient to prove that the envelope containing the Communication was properly addressed and delivered to the address shown thereon, or that fax transmission of the Communication was made after obtaining in person or by telephone appropriate evidence of the capacity of the addressee to receive the same, as the case may be.

18.      GENERAL

18.1     ENTIRE AGREEMENT

           This Agreement shall set forth the entire agreement and understanding between the Parties as to the subject matter thereof, and supersedes and cancels all prior negotiations, discussions, representations, agreements and understandings whether written or oral pertaining to such subject matter (including the SGC/MEPS Agency Agreement).

18.2     FURTHER ASSURANCES

           Each of the Parties shall do all such acts and execute and deliver all such documents as may be reasonable required in order to fully perform and carry out the terms of this Agreement.

18.3     SUCCESSORS AND ASSIGNS

           This Agreement shall be binding upon and shall inure to the benefit of each of the Parties and their respective successors and permitted assignees.

18.4     NO WAIVER

           No waiver by a Party of a failure or failures by any of the other Parties to perform any provision of this Agreement shall operate or be construed as a waiver in respect of any other or further failure whether of a like or different character or a waiver by any other Party. No failure or delay on the part of a Party in exercising any right, power or privilege hereunder and no course of dealing between that Party and any other Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any other rights or remedies which a Party would otherwise have at law or in equity or otherwise.

18.5     AMENDMENT

           Except where specifically provided, this Agreement may be amended only by an instrument in writing signed by duly authorised representatives of each of the Parties.

18.6     NO PARTNERSHIP OR AGENCY; NO FIDUCIARY DUTIES

           (a) Nothing in this Agreement (or in any of the arrangements contemplated hereby) shall be deemed to constitute a partnership between the Parties or any of them, nor constitute any Party the agent of any other Party for any purpose.

           (b) In addition, no Party shall without the written consent of each of the other Parties enter into contracts with third parties as agent for the Parties nor shall any Party describe itself as agent as aforesaid or in any way hold itself as being agents as aforesaid or as representing the Parties.

18.7     SEVERANCE

           If any of the provisions of this Agreement is finally determined to be, or becomes, invalid, illegal or unenforceable, or if the actions or matters contemplated by any of the provisions of this Agreement are finally determined to be, or become, illegal, then such provisions shall, so far as invalid or unenforceable, be given no effect and shall be deemed not to be included in this Agreement, but without affecting or invalidating the remaining provisions of this

           Agreement. Notwithstanding the foregoing, the Parties shall thereupon negotiate in good faith in order to agree the terms of a mutually satisfactory provision achieving as nearly as possible the same commercial effect, to be substituted for the provision found to be invalid, illegal or unenforceable.

18.8     COSTS AND EXPENSES

           Each Party shall be responsible for all of the costs and expenses (including, without limitation, legal costs and expenses) incurred by that Party in connection with the preparation, negotiation and conclusion of this Agreement.

18.9     COUNTERPARTS

           This Agreement may be entered into in any number of counterparts, each of which when executed by one or more Parties shall be an original, but all the counterparts shall together constitute one and the same instrument.

18.10    GOVERNING LAW

           This Agreement shall be governed by and construed in accordance with the laws of the State of California, USA, excluding any provisions thereof which would require the application of the laws of any other jurisdiction.

18.11    ARBITRATION

           (a) Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved under the rules of the London Court of International Arbitration, which rules are deemed to be incorporated by reference into this clause.

           (b) The number of arbitrators shall be one (or three if the Parties mutually so agree).

           (c) The seat or legal place of arbitration shall be the State of California, USA.

           (d) The language to be used in the arbitral proceedings shall be English.

IN WITNESS WHEREOF the Parties have executed this Agreement as of the date above written

ALADDIN MIDDLE EAST LTD.

By:  /s/ Oyman Sayer

Mr Oyman Sayer

Executive Vice-President and

General Manager



ERSAN PETROL SANAYII A.S.

By:  /s/ Oyman Sayer

Mr Oyman Sayer

Chairman of the Board

and by:

[name]

[title]



TRANSMEDITERRANEAN OIL COMPANY LTD

By:  /s/ Oyman Sayer

Mr Oyman Sayer

Executive Vice-President and

General Manager

and by:

[name]

[title]

GUNEY YILDIZI PETROL URETIM SONDAJ MUTEAHHITLIK VE TICARET A.S

By:  /s/ Oyman Sayer

Mr Oyman Sayer

Chairman of the Board

and by:

[name]

[title]



MIDDLE EAST PETROLEUM SERVICES LTD.

By: /s/ Ken Fellowes

Mr Ken Fellowes

Director



AVENUE ENERGY INC.

By:/s/ Levi Mochkin

Mr Levi Mochkin

Director

IT TECHNOLOGY INC.

By:/s/ Yam-Hin Tan

Mr Yam-Hin Tan

                                  SCHEDULE 'A'



   LIST OF EXPLORATION LICENSES & PRODUCTION LEASES INCLUDED IN THE AGREEMENT

                     BETWEEN AVENUE & SAYER GROUP CONSORTIUM



----------------------------------------------------------------------------------------------------------------------
SCHEDULE "A"-LIST OF EXPLORATION LICENSES & PRODUCTION LEASES INCLUDED IN THE AGREEMENT
BETWEEN ITTE & SAYER GROUP CONSORTIUM
----------------------------------------------------------------------------------------------------------------------
  NO. OF      NAME OF  REGION       PROSPECT LICENSE     LICENSE    PRE FARMIN      POST FARMIN     TOTAL     TOTAL
  PETROLEUM   PETROLEUM             OR FIELD PREFIX      NUMBER    ------------- ------------------ AREA      AREA
  DISTRICT    DISTRICT                                             COMPANY  %       COMPANY   %     (HECTARES)(ACRES)
                                                                REGISTERED HELD  REGISTERED  HELD
----------------------------------------------------------------------------------------------------------------------
     X        SIIRT    S.E          RUBAI    AR/AME      2759      AME    100%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                                                   AME     45.00%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%   11,086    27,394
----------------------------------------------------------------------------------------------------------------------
     X        SIIRT    S.E          RUBAI    AR/AME-TMO  2598      AME     55%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                         2599      TMO     45%     AME     24.75%
----------------------------------------------------------------------------------------------------------------------
                                                         2600                      TMO     20.25%
----------------------------------------------------------------------------------------------------------------------
                                                         2601                     MEPS     10.00%   118,272  292,250
----------------------------------------------------------------------------------------------------------------------
     X        SIIRT    S.E        ARPATEPE   AR/TMO      3118      TMO    100%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                                                   AME     45.00%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%   38,846    95,988
----------------------------------------------------------------------------------------------------------------------
     X        SIIRT    S.E        ISPANDIKA  AR/TMO-EPS-G3794      TMO     25%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                    BUKAT                3795      EPS     50%     EPS     22.50%
----------------------------------------------------------------------------------------------------------------------
                                   SOFTEK                          GYP     25%     GYP     11.25%
----------------------------------------------------------------------------------------------------------------------
                                                                                   TMO     11.25%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%   96,492   238,432
----------------------------------------------------------------------------------------------------------------------
     X        SIIRT    S.E         GERCUS    AR/EPS-GYP  3749      EPS     50%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                         3750      GYP     50%     GYP     27.50%
----------------------------------------------------------------------------------------------------------------------
                                                                                   EPS     27.50%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%   99,328   245,439
----------------------------------------------------------------------------------------------------------------------
     X        SIIRT    S.E          MOLLA    ARI/AME-TMO 2260      AME     95%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                    FIELD                          TMO     5%      AME     42.75%
----------------------------------------------------------------------------------------------------------------------
                                                                                   TMO     2.25%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%    1,937    4,786
----------------------------------------------------------------------------------------------------------------------
    XI      DIYARBAKIR S.E         MOLLA-3   AR/AME-EPS  3254      AME     70%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                                   EPS     30%     EPS     31.50%
----------------------------------------------------------------------------------------------------------------------
                                                                                   GYP     13.50%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%    2,145    5,300
----------------------------------------------------------------------------------------------------------------------
    XI      DIYARBAKIR S.E       KARAKILISE  AR/AME-EPS  2674      AME     95%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                         2677      EPS     5%      AME     42.75%
----------------------------------------------------------------------------------------------------------------------
                                                         2678                      EPS     2.25%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%   122,943  303,792
----------------------------------------------------------------------------------------------------------------------
    XI      DIYARBAKIR S.E          HOTO     AR/EPS-GYP  3748      EPS     50%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                                   GYP     50%     GYP     27.50%
----------------------------------------------------------------------------------------------------------------------
                                                                                   EPS     27.50%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%    1,452    3,588
----------------------------------------------------------------------------------------------------------------------
    XII     GAZIANTEP  S.E          TOSUN    AR/AME-EPS  3462      AME     50%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                                   EPS     50%     AME     22.50%
----------------------------------------------------------------------------------------------------------------------
                                                                                   EPS     22.50%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%    3,278    8,100
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
SCHEDULE "A"-LIST OF EXPLORATION LICENSES & PRODUCTION LEASES INCLUDED IN THE AGREEMENT
BETWEEN ITTE & SAYER GROUP CONSORTIUM
----------------------------------------------------------------------------------------------------------------------
                                                                    PRE FARMIN      POST FARMIN
----------------------------------------------------------------------------------------------------------------------
    XII       GAZIANTEP S.E        ARDICOLUK AR/AME-EPS-G 3612     AME     50%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                    TEKPINAR                       EPS     40%     AME     22.50%
----------------------------------------------------------------------------------------------------------------------
                                    KUSTEPE                        GYP     10%     EPS     18.00%
----------------------------------------------------------------------------------------------------------------------
                                    OLUKLU                                         GYP     4.50%
----------------------------------------------------------------------------------------------------------------------
                                     ZEY                                          MEPS     10.00%   48,525   119,905
----------------------------------------------------------------------------------------------------------------------
    XII     GAZIANTEP  ADIYAMAN     KAHTA    IR/EPS      658       EPS    100%    ITTE     45.00%
----------------------------------------------------------------------------------------------------------------------
                                                                                   AME     45.00%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%    7,060    17,445
----------------------------------------------------------------------------------------------------------------------
   XIII       HATAY    S.E          KILIS    AR/TMO      3786      TMO    100%    ITTE     45.00%
                       ANATOLIA
----------------------------------------------------------------------------------------------------------------------
                                                                                   TMO     45.00%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%   49,539   122,411
----------------------------------------------------------------------------------------------------------------------
    XV        KONYA    TUZ GOLU     YAZAMCA  AR/EPS      3637      EPS    100%    ITTE     45.00%
----------------------------------------------------------------------------------------------------------------------
                       SALT LAKE                         3638                      EPS     45.00%
----------------------------------------------------------------------------------------------------------------------
                       BASIN                             3639                     MEPS     10.00%
----------------------------------------------------------------------------------------------------------------------
                                                         3640                                       199,221  492,275
----------------------------------------------------------------------------------------------------------------------
    XVI       ANTALYA  E. MED.      WEST AKSU AR/AME-TMO 3726      AME     50%    ITTE     45.00%
                                              -EPS
----------------------------------------------------------------------------------------------------------------------
                                                         3727      TMO     25%     AME     22.50%
----------------------------------------------------------------------------------------------------------------------
                                                         3728      EPS     25%     TMO     11.25%
----------------------------------------------------------------------------------------------------------------------
                                                                                   EPS     11.25%
----------------------------------------------------------------------------------------------------------------------
                                                                                  MEPS     10.00%   149,310  368,945
----------------------------------------------------------------------------------------------------------------------
   XVII       IZMIR    ONSHORE    XPLORATION AR/AME-EPS  3700      AME     50%    ITTE     45.00%
----------------------------------------------------------------------------------------------------------------------
                       AEGEAN                            3701      EPS     50%     AME     27.50%
----------------------------------------------------------------------------------------------------------------------
                                                         3702                      EPS     27.50%
----------------------------------------------------------------------------------------------------------------------
                                                         3703                     MEPS     10.00%
----------------------------------------------------------------------------------------------------------------------
                                                         3704
----------------------------------------------------------------------------------------------------------------------
                                                         3705                                       281,899  696,572
----------------------------------------------------------------------------------------------------------------------
1.0 HECTARE = 100 SQ. KILIMETERS.            TOTAL         33              TOTAL HECTARES AND ACRES
100 SQ. KILOMETERS = 247.1 ACRES             CONCESSIONS
----------------------------------------------------------------------------------------------------------------------
                                                                                                   1,231,333 3,042,624
----------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 'B'

                  AVENUE EXPLORATION LICENSE & PRODUCTION LEASE

                       ACQUISITION & ADMINISTRATION COSTS

----------------------------------------------------------------------------------------------------------
SCHEDULE "B" - ITTE EXPLORATION LICENSE & PRODUCTION LEASE ACQUISITION & ADMINISTRATION COST
----------------------------------------------------------------------------------------------------------
US$0.10/NET ACRE/YEAR
----------------------------------------------------------------------------------------------------------
  NO. OF      NAME OF   LICENSE      LICENSE        POST FARMIN     TOTAL     TOTAL    ITTE       LICENSE
PETROLEUM     PETROLEUM PREFIX       NUMBER         -----------      AREA     AREA      NET        ADMIN.
 DISTRICT     DISTRICT                           COMPANY     %    (HECTARES) (ACRES)   ACRES      COST P.A.
                                               REGISTERED   HELD
----------------------------------------------------------------------------------------------------------
     X        SIIRT    AR/AME       2759         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                                 AME       45.00%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%   11,086    27,394    12,327       $1,233
----------------------------------------------------------------------------------------------------------
     X        SIIRT    AR/AME-TMO   2598         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                    2599         AME       24.75%
----------------------------------------------------------------------------------------------------------
                                    2600         TMO       20.25%
----------------------------------------------------------------------------------------------------------
                                    2601         MEPS      10.00%  118,272   292,250   131,513      $13,151
----------------------------------------------------------------------------------------------------------
     X        SIIRT    AR/TMO       3118         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                                 AME       45.00%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%   38,846    95,988     9,599         $960
----------------------------------------------------------------------------------------------------------
     X        SIIRT    AR/TMO-EPS   3794         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                    3795         EPS       22.50%
----------------------------------------------------------------------------------------------------------
                                                 GYP       11.25%
----------------------------------------------------------------------------------------------------------
                                                 TMO       11.25%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%   96,492   238,432    53,647       $5,365
----------------------------------------------------------------------------------------------------------
     X        SIIRT    AR/EPS-GYP   3749         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                    3750         GYP       27.50%
----------------------------------------------------------------------------------------------------------
                                                 EPS       27.50%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%   99,328   245,439   110,448      $11,045
----------------------------------------------------------------------------------------------------------
     X        SIIRT    ARI/AME-TM   2260         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                                 AME       42.75%
----------------------------------------------------------------------------------------------------------
                                                 TMO        2.25%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%    1,937     4,786     2,154         $215
----------------------------------------------------------------------------------------------------------
    XI      DIYARBAKIR AR/AME-EPS   3254         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                                 EPS       31.50%
----------------------------------------------------------------------------------------------------------
                                                 GYP       13.50%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%    2,145     5,300     2,385         $239
----------------------------------------------------------------------------------------------------------
    XI      DIYARBAKIR AR/AME-EPS   2674         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                    2677         AME       42.75%
----------------------------------------------------------------------------------------------------------
                                    2678         EPS        2.25%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%  122,943   303,792   136,706      $13,671
----------------------------------------------------------------------------------------------------------
    XI      DIYARBAKIR AR/EPS-GYP   3748         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                                 GYP       27.50%
----------------------------------------------------------------------------------------------------------
                                                 EPS       27.50%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%    1,452     3,588     1,615         $161
----------------------------------------------------------------------------------------------------------
    XII     GAZIANTEP  AR/AME-EPS   3462         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                                 AME       22.50%
----------------------------------------------------------------------------------------------------------
                                                 EPS       22.50%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%    3,278     8,100     3,645         $364
----------------------------------------------------------------------------------------------------------
    XII     GAZIANTEP  AR/AME-EPS   3612         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                                 AME       22.50%
----------------------------------------------------------------------------------------------------------
                                                 EPS       18.00%
----------------------------------------------------------------------------------------------------------
                                                 GYP        4.50%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%   48,525   119,905    26,979       $2,698
----------------------------------------------------------------------------------------------------------
    XII       GAZI     IR/EPS        658         ITTE      45.00%
              ANTEP
----------------------------------------------------------------------------------------------------------
                                                 AME       45.00%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%    7,060    17,445     1,745         $174
----------------------------------------------------------------------------------------------------------
   XIII       HATAY    AR/TMO       3786         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                                 TMO       45.00%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%   49,539   122,411    12,241       $1,224
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
SCHEDULE "B" - ITTE EXPLORATION LICENSE & PRODUCTION LEASE ACQUISITION & ADMINISTRATION COST
----------------------------------------------------------------------------------------------------------
US$0.10/NET ACRE/YEAR
----------------------------------------------------------------------------------------------------------
                                                   POST FARMIN
----------------------------------------------------------------------------------------------------------
    XV        KONYA    AR/EPS       3637         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                    3638         EPS       45.00%
----------------------------------------------------------------------------------------------------------
                                    3639         MEPS      10.00%
----------------------------------------------------------------------------------------------------------
                                    3640                           199,221   492,275   221,524      $22,152
----------------------------------------------------------------------------------------------------------
    XVI      ANTALYA   AR/AME-TMO   3726         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                    3727         AME       22.50%
----------------------------------------------------------------------------------------------------------
                                    3728         TMO       11.25%
----------------------------------------------------------------------------------------------------------
                                                 EPS       11.25%
----------------------------------------------------------------------------------------------------------
                                                 MEPS      10.00%  149,310   368,945    83,013       $8,301
----------------------------------------------------------------------------------------------------------
   XVII       IZMIR    AR/AME-EPS   3700         ITTE      45.00%
----------------------------------------------------------------------------------------------------------
                                    3701         AME       27.50%
----------------------------------------------------------------------------------------------------------
                                    3702         EPS       27.50%
----------------------------------------------------------------------------------------------------------
                                    3703         MEPS      10.00%
----------------------------------------------------------------------------------------------------------
                                    3704
----------------------------------------------------------------------------------------------------------
                                    3705                           281,899   696,572   191,557      $19,156
----------------------------------------------------------------------------------------------------------
             TOTAL CONCESSIONS        33     TOTAL HEC.&ACRES    1,231,333 3,042,624 1,001,096    $100,110
----------------------------------------------------------------------------------------------------------
   INITIAL ACREAGE ACQUISITION COST                 C$450,000    ITTE MONTHLY  ACREAGE ADMIN    $8,342
                                                                                        FEE
----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 'C'



    EXPECTED EXPENSES IN TOSUN PROSPECT AFTER DRILLING OF TOSUN-1 EXPLORATION
                              WELL (SUCCESS CASE)





1)       5,000 bbl. Capacity crude oil gathering station,

         truck loading & unloading facilities                      US$320,000



2)       5 Km oil pipeline to be built to nearest

         TPAO facility                                             US$200,000



3)       Electrification of station & wells                        US$150,000



4)       Administration Expenses (including concession

         rentals, watchman, labour etc.                            US$ 90,000



5)       Environmental Report to be prepared for

         granting of 20 year Production Lease.                     US$ 50,000



                                                             TOTAL US$810,000



[THIS IS ESTIMATE ONLY & DOES NOT INCLUDE ANY OF THE EXPLORATION AND/OR DEVELOPMENT WELLS TO BE DRILLED IN THE LICENSES]

                                  SCHEDULE 'D'



    EXPECTED EXPENSES IN KARAKILISE PROSPECT AFTER DRILLING OF KARAKILISE -1
                        EXPLORATION WELL (SUCCESS CASE)





1)      5,000 bbl. Capacity crude oil gathering station,

         truck loading & unloading facilities                      US$320,000



2)       Electrification of station & wells                        US$150,000



3)       Administration Expenses (including concession

         rentals, watchman, labour etc.                             US$90,000



4)       Environmental Report to be prepared for granting

         of 20 year Production Lease.                               US$50,000



                                                             TOTAL US$610,000



[THIS IS ESTIMATE ONLY & DOES NOT INCLUDE ANY OF THE EXPLORATION AND/OR DEVELOPMENT WELLS TO BE DRILLED IN THE LICENSES]

                                  SCHEDULE 'E'



             FORM OF TRANSFER AND ASSIGNMENT TO BE SUBMITTED TO GDPA



                                                        TRANSFER AND ASSIGNMENT


THIS TRANSFER AND ASSIGNMENT Agreement is made and entered into this _____ day of ______, 2002, by and between [ ]* (hereinafter referred to as "ASSIGNEE") and ALADDIN MIDDLE EAST LTD. ("AME") AND ERSAN PETROL SANAYII A.(A). ("EPS") (hereinafter referred to individually as "ASSIGNOR" and together as "ASSIGNORS").

                                   WITNESSETH:


         Whereas each ASSIGNOR desires to transfer 45 % of its interest in the petroleum exploration license AR/AME-EPS/3462 issued by the General Directorate of Petroleum Affairs, Republic of Turkey, pursuant to the provisions of the Petroleum Law of Turkey and the Regulations promulgated thereunder, current details of which are as follows:



PETROLEUM              LICENSE NO.           CASE NO.            OWNERSHIP         ISSUE DATE          HECTARES

     DISTRICT
---------------------------------------------------------------------------------------------------------------------
XII                        3462             AR/AME-EPS/          AME 50 %          18.07.1998            3278
                                            EPS 50 %





To ASSIGNEE, and,

         Whereas, ASSIGNEE is desirous of acquiring from each ASSIGNOR 45 % of its undivided interests in said License, and,

         Whereas, the parties believe that a transfer of an aggregate 45 % undivided interest in the above-said License from ASSIGNORS unto ASSIGNEE would not be incompatible with the objectives set forth in the said Petroleum Law.

         It is agreed and understood that after the approval mentioned in (2) above, the License shall be operated by Aladdin Middle East Ltd. as Operator for and on behalf of all parties hereto.

         This Transfer and Assignment is subject to any and all approvals and consents required by the Petroleum Law and Regulations of the Republic of Turkey. The parties will proceed diligently to secure such approvals and consents.

------------------------------
*Insert Avenue Energy Inc or its Nominated Affiliate, as applicable

         IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and the year first hereinabove written.



         (Assignor)                                  (Assignee)
  ALADDIN MIDDLE EAST LTD.                              [ ]*





______________________                      _______________________________




          (Assignor)
ERSAN PETROL SANAYII A.S.




__________________________



NOTARIAL
ATTEST   :



__________________________

                                  SCHEDULE 'F'



                             TOSUN DRILLING PROGRAM



                             SPUDDING STATEMENT FORM

       1.NAME OF COMPANY                                   :   Aladdin Middle East Ltd.
                                                               Ersan Petrol Sanayii A.(a).

       2.NAME OF WELL                                      :   Tosun-1

       3.TYPE OF WELL                                      :   Exploration

       4.DATE OF SPUD                                      :   November 04, 2002

       5.LOCATION OF WELL                                  :

         a)DISTRICT                                        :   XII - Gaziantep
         b)LICENSE NO.                                     :   AR/AME-EPS/3462
         c)LOCATION MAP                                    :   1/25.000 scale topographic
                                                               map is attached.
         d)WELL COORDINATES                                :
             Lat     :   37(degree)53' 17.1"                     x   :  4 193 501
             Long    :   38(degree)44' 09.0"                     y   :     476 773.90

         e)ELEVATIONS:

             GL      : 2987.2 ft.
             KB      : 3005.9 ft.

         f)CLOCKWISE ANGLE AND DISTANCE                    :   In the direction N 321G 50C and at a
             OF WELL LOCATION FROM NEARS                       distance of 948.50 m. From the bench mark
             TRIANGULATION MONUMENT                            Kulo(0)tepe Tepe which has an elevation of
                                                               939 m. on the 1/25.000 scale of M41-a2.

      6)DRILLING CONTRACTOR                                :   Aladdin Middle East Ltd.

      7)TYPE OF DRILLING RIG                               :   National 80-B, AME Rig 6

      8)RIG CAPACITY :   14.000 ft.

      9)WELL PROGRAM :
         A)OBJECTIVE HORIZONS                              :
             The well Tosun-1 will be drilled to test hydrocarbon possibilities of
             Karababa-C and Derdere Formations.

         B)GEOLOGY

             The Tosun structure is situated within the foothill belt which is characterized by east-west trending anticline, imbricated structures and reverse faults. Tosun structure is seismically defined, anticline bounded by reverse fault at the south.

         c)FORMATIONS AND THEIR THICKNESS WILL BE CUT IN THE WELL:

  ============================== ============================== ====================== =========================
            Formation                         Age                     Tops (ft)             Thickness (ft)
            (a)elmo                        Pliocene                    Surface                    50
                                            Miocene
  ------------------------------ ------------------------------ ---------------------- -------------------------

              Hoya                         L.Eocene                      50                      670
                                          L.Oligocene
  ------------------------------ ------------------------------ ---------------------- -------------------------
             Germav                       U.Paleocene                    720                     390
                                        M.Maastrichtian
  ------------------------------ ------------------------------ ---------------------- -------------------------
              Hoya                         L.Eocene                     1110                     951
                                          L.Oligecene
  ------------------------------ ------------------------------ ---------------------- -------------------------
             Germav                       U.Paleocene                   2061                     2231
                                        M.Maastrichtian
  ------------------------------ ------------------------------ ---------------------- -------------------------
             Kastel                      M. Campanian                   4292                     4070
                                       M. Maastrichtian
  ------------------------------ ------------------------------ ---------------------- -------------------------
            Sayyndere                     U.Campanian                   8362                     325
  ------------------------------ ------------------------------ ---------------------- -------------------------
            Karabooaz                     M.Campanian                   8687                      65
  ------------------------------ ------------------------------ ---------------------- -------------------------
           Karababa-C                     L.Campanian                   8752                      82
                                          U.Coniacian
  ------------------------------ ------------------------------ ---------------------- -------------------------
           Karababa-B                     L.Campanian                   8834                     112
                                          U.Coniacian
  ------------------------------ ------------------------------ ---------------------- -------------------------
           Karababa-A                     L.Campanian                   8946                      79
                                          U.Coniacian
  ------------------------------ ------------------------------ ---------------------- -------------------------
                                                                        9025                     310
             Derdere                      Cenomanian                                         (penetrated)
  ------------------------------ ------------------------------ ---------------------- -------------------------

              T.D.                                                      9335
  ==============================                                ======================



         d)GEOLOGICAL CROSS SECTIONS, STRATIGRAPHIC COLUMS AND PANEL DIAGRAM:

             Stratigraphic well prognosis of Tosun-1 is attached.


         e)POSSIBLE RESERVOIR FORMATIONS:

             Karababa-C and Derdere Formations are producing formations in Karaku(0),
             Cendere and Akpynar oil fields.

         f)INTERVALS OF SAMPLING AND CORING:

             Cutting samples will be takne at every 10 ft. from surface to Sayyndere
             Formation at 8362 ft. and every 5 ft. from 8362 ft. to T.D. Necessary intervals of Karababa-C and Derdere Formations will be cored upon recommended of wellsite geologist.

         g)LOGS:

             GR-CAL  Surface                               -   TD
             BHC-SONIC   2200'                             -   TD
             DLL-MSFL8335'                                 -   TD
             CNL-LDL 8335'                                 -   TD
             SHDT-GR 8335'                                 -   TD

         h)ZONES WILL BE TESTED:

             Karababa-C and Derdere Formations will be tested if necessary depending
             On recommendations of wellsite geologist.

         i)DRILLING DIFFICULTIES:

             The deviation problem is expected from 350 ft. to 4.200 ft.

         j)MAPS OF THE AREA INCLUDING THIS WELL :

             1/25.000 scale topographic map is attached.

      10.DRILLING PROGRAM:

         a)TOTAL DEPTH AND FORMATION TD:

             9.335 ft. - Derdere Formation.

         b)CASINGS:

             20"         Surface - 40'
             13 3/8"     Surface - 2150'
              9 5/8"     Surface - 8362'
              7"         Surface - 9025' - 9335' (optional)

         c)POSSIBLE LOSS CIRCULATION ZONES AND PREVENTING METHODS:

             Loss circulation is expected in Hoya Formation.

         d)MUD PROGRAM:

             Ligno sulphanate mud system will be used between surface to total depth.

         e)SOURCE OF DRILLING WATER:

             Two water well will be drilled in order to supply drilling water.

         f)WELL CONTROL SYSTEM:
             AME Mud logging Unit No. 1

                          STRATIGRAPHIC WELL PROGNOSIS
                                   TOSUN - 1


                               [GRAPHIC OMITTED]

                                  LOCATION MAP

                               [GRAPHIC OMITTED]

                           TOSUN #1 wELL HEAD DIAGRAM

                               [GRAPHIC OMITTED]

                           TOSUN #1 wELL HEAD DIAGRAM

                               [GRAPHIC OMITTED]

                           TOSUN #1 wELL HEAD DIAGRAM

                               [GRAPHIC OMITTED]

                                  SCHEDULE 'G'



                KARAKILISE DRILLING PROGRAM AND PAYMENT SCHEDULE



                      PART A - KARAKILISE DRILLING PROGRAM


                             SPUDDING STATEMENT FORM

       1.NAME OF COMPANY                                   :   Aladdin Middle East Ltd.
                                                               Ersan Petrol Sanayii A.(a).

       2.NAME OF WELL                                      :   North Karakilise

       3.TYPE OF WELL                                      :   Exploration

       4.DATE OF SPUD                                      :

       5.LOCATION OF WELL                                  :

         a)DISTRICT                                        :   XI - Diyarbakyr
         b)LICENSE NO.                                     :   AR/AME-EPS/2677
         c)LOCATION MAP                                    :   1/25.000 scale topographic
                                                               map is attached.
         d)WELL COORDINATES                                :
             Lat  : 38(degree)04'05"                       x   :  4 214 120      (North)
             Long: 40(degree)12'21"                        y   :     605 772      (East)

         e)ELEVATIONS:

             GL      : 2332.6 ft. (711   m.)
             KB      : 2351.3 ft. (716.7 m.)

         f)CLOCKWISE ANGLE AND DISTANCE                    :   In the direction N 211(degree)00' and at a
             OF WELL LOCATION FROM NEARS                       distance of 330 m. from the bench mark
             TRIANGULATION MONUMENT                            has elevation of of 709 m. on the
                                                               1/25.000 scale of L44-d3.

      6)DRILLING CONTRACTOR                                :   Aladdin Middle East Ltd.

      7)TYPE OF DRILLING RIG                               :   National 80-B

      8)RIG CAPACITY :   14.000 ft.

      9)WELL PROGRAM :
         A)OBJECTIVE HORIZONS                              :
             The well North Karakilise will be drilled to test hydrocarbon possibilities of Mardin Carbonates.

         B)GEOLOGY

             Karakilise structure is in contact between the overthrust belt to the north and the foreland province to the south. Foreland type anticlinal closure and leads have been identified by reconnaissance. The total stratigraphic section likely ranges in age from Pre-Cambrian to recent.

         c)FORMATIONS AND THEIR THICKNESS WILL BE CUT IN THE WELL:

================================= ============================== =============================== ==============================
           FORMATION                           AGE                         TOPS (FT)                    THICKNESS (FT)
             Basalt                        Pleistocene                      Surface                           50
--------------------------------- ------------------------------ ------------------------------- ------------------------------

           (a)elmo                          Pliocene                           50                             280
--------------------------------- ------------------------------ ------------------------------- ------------------------------
             Germik                         M.Eocene                          330                             200
                                            Oligocene
--------------------------------- ------------------------------ ------------------------------- ------------------------------
             Midyat                        M.U.Eocene                         530                             240

--------------------------------- ------------------------------ ------------------------------- ------------------------------
             Gercu(0)                      U.Paleocene                        770                            1340

--------------------------------- ------------------------------ ------------------------------- ------------------------------
            Kayakoy                       L-M Paleocene                       2210                           1260
--------------------------------- ------------------------------ ------------------------------- ------------------------------
            U.Sinan                       L-M Paleocene                       3370                            350
--------------------------------- ------------------------------ ------------------------------- ------------------------------
            U.Antak                      L-M. Paleocene                       3720                            230
--------------------------------- ------------------------------ ------------------------------- ------------------------------
            L.Sinan                      U.Maastrichtian                      3950                            270
--------------------------------- ------------------------------ ------------------------------- ------------------------------
            L.Antak                      U.Maastrichtian                      4220                            500
--------------------------------- ------------------------------ ------------------------------- ------------------------------
             Kastel                        U.Campanian                        4720                           3180
                                         M.Maastrichtian
--------------------------------- ------------------------------ ------------------------------- ------------------------------
           Sayyndere                       M.Campanian                        7900                            200
--------------------------------- ------------------------------ ------------------------------- ------------------------------
             Mardin                        L.Campanian                        8100                            940
                                             Aptian                                                      (Penetrated)
--------------------------------- ------------------------------ ------------------------------- ------------------------------
          Base Mardin                                                       9040 TD
--------------------------------- ------------------------------ ------------------------------- ------------------------------


         d)POSSIBLE RESERVOIR FORMATIONS:

             These formations are similar to the producing formation in the N.V.
             Turkse Perernco-TPAO overthrust trend oil fields adjacent to the north boundry of the subject.

         e)INTERVALS OF SAMPLING AND CORING:

             Cutting sample will be taken at every 30 ft. from surface to Sayyndere (7900 ft.) every 10 ft. from 7900 ft. to T.D.
             Necessary intervals of Mardin Carbonates will be cored upon recommended of the well-site Geologist.

          f)LOGS:

             GR-BHC-SONICSurface    - 9040 ft.
             LDL-CNL 7900 ft.       - 9040 ft.
             DLL-MSFL-SP 7900 ft.   - 9040 ft.
             HDT-GR  7900 ft.       -9040 ft.

         g)ZONES WILL BE TESTED:

             Mardin Carbonates will be tested if necessary depending on Recommendations of wellsite geologist.

         h)DRILLING DIFFICULTIES:

             Lost circulation zones is expected in Midyat and Mardin Carbonates.

         i) MAPS OF THE AREA INCLUDING THIS WELL :

             1/25.000 scale topographic map is attached.

      10.DRILLING PROGRAM:

         a)TOTAL DEPTH AND FORMATION TD:

             9.190 feet - Mardin Carbonates.

         b)CASINGS:

             Surface -   1.000 ft................                  13 3/8"
             Surface -   5.000 ft................                   9 5/8"
             Surface  -  8.100 ft................                   7"

         c)POSSIBLE LOSS CIRCULATION ZONES AND PREVENTING METHODS:

             Midyat Formation - drilling will continue with water upon encountering losses in this formation to 13 3/8" casing depth.

d)       MUD PROGRAM:

             Prehydrated bentonite mud                         :  Surface - 1000 ft.
             Lignosulphanate mud with fresh
             water system will be used                         :  1000 ft. - T.D.

         e) SOURCE OF DRILLING WATER.

             Water stream closest to wellsite will be used as a drilling water source.

         f) WELL CONTROL SYSTEM:
             AME Mud logging Unit No. 1 (TOOKE)


                 STRATIGRAPHIC WELL PROGNOSIS NORTH KARAKILISE

                               [GRAPHIC OMITTED]

                                  LOCATION MAP

                               [GRAPHIC OMITTED]

                      PART B - KARAKILISE PAYMENT SCHEDULE



The following payments shall be made to AME in respect of drilling of the Karakilise-1 Well:




DATE OR TIME                                                                                                   AMOUNT

30 Business Days prior to spudding                                                                         US$500,000

5 Business Days after spudding                                                                             US$500,000

5 Business Days after notification of well depth of 5000 feet                                              US$500,000

5 Business Days after notification of well depth of 7,500 feet                                             US$250,000

5 Business Days after notification closing of drilling (to a depth of not less than the                    US$250,000
'Total Depth' specified in the Karakilise Drilling Program)

TOTAL                                                                                                    US$2,000,000


[NOTE: AVENUE'S SHARE OF THE ABOVE IS 50% (I.E. US$2,000,000).]

                                  SCHEDULE 'H'

                            JOINT OPERATING AGREEMENT



The attached form of Joint Operating Agreement (including the annotations therein) shall form the basis for negotiations pursuant to clause 9.1(a). In the event of inconsistency between the attached form of Joint Operating Agreement and any provisions of this Agreement, the provisions of this Agreement shall prevail. For the avoidance of doubt, the voting pass-mark on the Operating Committee shall at all times be sixty six percent (66%) of all Participating Interests, and the final form of Joint Operating Agreement shall include an accounting procedure in terms consistent with accounting procedures typically adopted for international oil and gas joint ventures of this kind.

                                  SCHEDULE 'I'

                             TOSUN DRILLING CONTRACT


                                       58